UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-06650

Lord abbett research fund, inc.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 11/30

Date of reporting period: 11/30/2019

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Calibrated Dividend Growth Fund

Growth Opportunities Fund

Small Cap Value Fund

For the fiscal year ended November 30, 2019

Important Information on Paperless Delivery

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, investment advisor or bank. Instead, the reports will be made available on Lord Abbett’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with a Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing into your Lord Abbett online account at lordabbett.com and selecting “Log In.” For further information, you may also contact the Funds at (800) 821-5129. Shareholders who hold accounts through a financial intermediary should contact them directly.

You may elect to receive all future reports in paper free of charge by contacting a Fund at (800) 821-5129. Your election to receive reports in paper will apply to all funds held with Lord Abbett. If your fund shares are held through a financial intermediary please contact them directly. Your election applies to all funds held with that intermediary.

Table of Contents

1	A Letter to Shareholders

8	Investment Comparisons

12	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

19	Calibrated Dividend Growth Fund

22	Growth Opportunities Fund

26	Small Cap Value Fund

29	Statements of Assets and Liabilities

31	Statements of Operations

32	Statements of Changes in Net Assets

34	Financial Highlights

46	Notes to Financial Statements

62	Report of Independent Registered Public Accounting Firm

63	Supplemental Information to Shareholders

Lord Abbett Research Fund

Lord Abbett Calibrated Dividend Growth Fund,

Lord Abbett Growth Opportunities Fund,

Lord Abbett Small Cap Value Fund

Annual Report

For the fiscal year ended November 30, 2019

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2019. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

Calibrated Dividend Growth Fund

For the fiscal year ended November 30, 2019, the Fund returned 13.59%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the S&P 500® Index1, which returned 16.11% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,1 rising 16.11% during the period, while small cap stocks, as represented by the Russell 2000® Index,2 were up 7.51%. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 posted its best January since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. Since the beginning of 2019, both the U.S. and China have imposed tariffs of roughly $550 billion and $185 billion on each country’s products, respectively. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. Given an uncertain market outlook and muted inflation pressures, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%. This was the first time that the Fed had cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. After the October rate cut, Fed Chairman Powell signaled a likely pause on future rate cuts, resulting in the market-based probability of a fourth rate cut dipping below 25%. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve. In fact, in July, the yield on the 10-year U.S. Treasury fell to its lowest level since 2016. Bond yields continued to fall, and in August, the spread between the U.S. 10-year Treasury and the 2-year Treasury temporarily inverted. In September, a large rotation from growth into value took place and continued through November. Geopolitics also contributed to market volatility. Following a coordinated drone strike on Saudi Arabia in the third quarter, Brent crude oil prices increased 20% in one trading session. Despite the record increase, oil prices retracted their gains within weeks. Investor sentiment was buoyed in November as the market grew optimistic about the possibility of a “phase one” trade deal between the U.S. and China.

Stock selection within the information technology and consumer staples sectors detracted most from relative performance. Within the information technology sector, Xilinx, Inc., a programmable logic semiconductor devices developer, detracted. Shares of Xilinx came under pressure following the ban against Huawei. Xilinx supplies re-programmable integrated semiconductors to a breadth of Chinese companies, including Huawei. IBM Corp., an integrated solutions provider, also detracted from relative performance. While shares of IBM were up for the twelve month period ended November 30, 2019, the total return was less than that of the information technology sector. Shares of IBM dropped off in December 2018 following a Chinese hacking campaign that targeted the company; however, shares rallied in the following months. Within the consumer staples sector, Walgreens Boots Alliance, Inc., a drug store retailer, detracted most from relative performance. Shares of Walgreens fell after the second quarter earnings release, where the company missed earnings estimates and management lowered guidance. The poor results caused the market to question longer term growth.

Conversely, stock selection within the consumer discretionary and financials sectors contributed most to relative performance over the period. Within the consumer discretionary sector, the Fund’s holding of Target Corp., a general merchandise store operator, contributed most. Shares of Target increased following the release of second quarter earnings. The company was able to continue to drive traffic in its stores and through e-commerce, and saw gross margin expansion in the second quarter for the first time in roughly three years. Lowe’s Companies, Inc., a home improvement products retailer, also contributed to relative performance. Shares of Lowe’s initially fell after the company’s poor pricing execution in the first quarter; however, shares rallied following the second quarter earnings release, where the company showed sequential improvement in gross margins. Within the financials sector, S&P Global Inc., an independent ratings, benchmarks, analytics, and data provider, contributed most to relative performance. Shares of S&P Global rose following the company’s continued shareholder-friendly capital allocation plans and, more specifically, the announcement of a 14% dividend increase.

Lord Abbett Growth Opportunities Fund

For the fiscal year ended November 30, 2019, the Fund returned 23.48%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index,3 which returned 21.75% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,1 rising 16.11% during the period, while small cap stocks, as represented by the Russell 2000® Index,2 were up 7.51%. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 posted its best January since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. Since the beginning of 2019, the U.S. and China have imposed tariffs of roughly $550 billion and $185 billion on each country’s products, respectively. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. Given an uncertain market outlook and muted inflation pressures, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%. This was the first time that the Fed had cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. After the October rate cut, Fed Chairman Powell signaled a likely pause on future rate cuts, resulting in the market-based probability of a fourth rate cut dipping below 25%. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve. In fact, in July, the yield on the 10-year U.S. Treasury fell to its lowest level since 2016. Bond yields continued to fall, and in August, the spread between the U.S. 10-year Treasury and the 2-year Treasury temporarily inverted. In September, a large rotation from growth into value took place and continued through November. Geopolitics also contributed to market volatility. Following a coordinated drone strike on Saudi Arabia in the third quarter, Brent crude oil prices increased 20% in one trading session. Despite the record increase, oil prices retracted their gains within weeks. Investor sentiment was buoyed in November as the market grew optimistic about the possibility of a “phase one” trade deal between the U.S. and China.

During the period, security selection in the information technology sector contributed to the Fund’s relative performance. Within the sector, the Fund’s position in RingCentral, Inc., a provider of enterprise cloud communications solutions, contributed to relative performance. Shares of RingCentral steadily rose as strong execution and its partnership with Avaya Holdings Corp. continued to position RingCentral as a leading Unified Communications-as-a-Service solutions provider. The Fund’s position in Global Payments, Inc., a provider of payment software solutions, also contributed. Shares of Global Payments rose throughout the period as the company slowly shifted its business mix away from domestic independent sales organizations, to the higher growth and higher margin integrated payments channel.

The Fund’s position in TransDigm Group Inc., a producer and designer of aerospace components and systems, also contributed to performance. Investors continued to view TransDigm as one of the best businesses in its industry, as the company maintained strong pricing power, high margins, and significant cash flow. Additionally, TransDigm’s acquisition of Esterline Technology Corporation during the period was expected to be highly accretive.

Security selection in the energy sector detracted from the Fund’s relative performance. Within the energy sector, the Fund’s position in Cimarex Energy Co., an oil and gas exploration company, detracted during the period. Shares of Cimarex declined due to the company’s exposure to Permian gas and oil, which saw prices weaken. Weaker Permian gas and oil prices and lower activity also negatively impacted Parsley Energy, Inc., an oil and natural gas firm, during the period.

The Fund’s position in Healthcare Services Group, Inc., an operator of long-term care and other health care related facilities, detracted from performance, as investors expected earnings growth to slow and margins to decline due to deteriorating fundamentals.

Lord Abbett Small Cap Value Fund

For the fiscal year ended November 30, 2019, the Fund returned 2.56%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 2000 Value® Index,4 which returned 3.96% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index,1 rising 16.11% during the period, while small cap stocks, as represented by the Russell 2000® Index,2 were up 7.51%. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 posted its best January since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. Since the beginning of 2019, both the U.S. and China have imposed tariffs of roughly $550 billion and $185 billion on each country’s products, respectively. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. Given an uncertain market outlook and muted inflation pressures, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%. This was the first time that the Fed had cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. After the October rate cut, Fed Chairman Powell signaled a likely pause on future rate cuts, resulting in the market-based probability of a fourth rate cut dipping below 25%. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve. In fact, in July, the yield on the 10-year U.S. Treasury fell to its lowest level since 2016. Bond yields continued to fall, and in August, the spread between the U.S. 10-year Treasury and the 2-year Treasury temporarily inverted. In September, a large rotation from growth into value took place and continued through November. Geopolitics also contributed to market volatility. Following a coordinated drone strike on Saudi Arabia in the third quarter, Brent crude oil prices increased 20% in one trading session. Despite the record increase, oil prices retracted their gains within weeks. Investor sentiment was buoyed in November as the market grew optimistic about the possibility of a “phase one” trade deal between the U.S. and China.

During the 12-month period ended November 30, 2019, the Fund’s holding of Conduent, Inc., a business process services provider, was the largest detractor from relative performance. The firm’s stock price dropped precipitously after CEO Ashok Vemuri announced his intention to step down. The announcement came after a series of disappointing quarterly results as well as litigation issues with the state of Texas. The Fund’s position in Plantronics, Inc., a headsets, video, and content sharing solutions distributor, also detracted from relative performance. Shares of Plantronics sold off following the firm’s acquisition of Polycom in July of 2018. While shares rose in the immediate aftermath of the deal announcement, there have been several missteps following the acquisition, which weighed on Plantronic’s shares over the remainder of the period. The Fund’s position in Centennial Resource Development also detracted from relative performance. Shares of the oil and natural gas company came under pressure throughout the period as the company faced a series of headwinds. In particular, oil price volatility weighed on the company’s profits, which in turn resulted in the company announcing a pullback in daily oil production.

Conversely, the Fund’s holding of Cambrex Corp., a small molecule contract development and manufacturing organization that supplies its products and services to pharmaceutical companies, contributed most to relative performance. Shares of Cambrex rose following the news that the firm signed a definitive agreement to be acquired by an affiliate of Permira Funds, a private equity firm. Another contributor during the period was the Fund’s position in Entegris, Inc., a specialty materials supplier to the microelectronics industry. Shares of Entegris rose after the company announced the acquisition of MPD Chemicals, which the market expected would diversify Entegris’ engineered materials portfolio. The Fund’s holding in RenaissanceRe Holdings Ltd., an insurance provider, also contributed to relative performance. Shares of RenaissanceRe Holdings rose following an impressive first quarter, where earnings beat consensus and the firm reported robust top-line growth and strong accident-year results.

Each Fund’s portfolio is actively managed and, therefore, holdings and weightings of particular issuers or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2   The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

3   The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

4   The Russell 2000 Value® Index measures the performance of those stocks of the Russell 2000® Index with lower price-to-book ratios and lower relative forecasted growth rates. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place for Calibrated Dividend Growth Fund. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2019. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolio is actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Calibrated Dividend Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2019

	1 Year	5 Years	10 Years	Life of Class
Class A3	7.06%	8.25%	10.90%	–
Class C4	11.72%	8.73%	10.76%	–
Class F5	13.81%	9.76%	11.78%	–
Class F3[6]	13.90%	–	–	12.14%
Class I5	13.87%	9.82%	11.86%	–
Class P5	13.36%	9.33%	11.36%	–
Class R2[5]	13.16%	9.16%	11.20%	–
Class R3[5]	13.31%	9.28%	11.32%	–
Class R4[7]	13.54%	–	–	11.42%
Class R5[7]	13.87%	–	–	11.71%
Class R6[7]	13.97%	–	–	11.81%

1     Reflects the deduction of the maximum initial sales charge of 5.75%.

2     Performance for the unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3     Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2019, is calculated using the SEC-required uniform method to compute such return.

4     The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5     Performance is at net asset value.

6     Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7     Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Growth Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Russell Midcap® Growth Index and the Russell Midcap® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2019

	1 Year	5 Years	10 Years	Life of Class
Class A3	16.37%	9.35%	11.90%	–
Class C4	21.58%	9.83%	11.79%	–
Class F5	23.69%	10.82%	12.79%	–
Class F3[6]	23.90%	–	–	17.04%
Class I5	23.81%	10.94%	12.90%	–
Class P5	23.23%	10.42%	12.40%	–
Class R2[5]	23.13%	10.27%	12.23%	–
Class R3[5]	23.18%	10.38%	12.34%	–
Class R4[7]	23.48%	–	–	10.05%
Class R5[7]	23.79%	–	–	10.34%
Class R6[7]	23.86%	–	–	10.44%

1     Reflects the deduction of the maximum initial sales charge of 5.75%.

2     Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3     Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2019, is calculated using the SEC-required uniform method to compute such return.

4     The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5     Performance is at net asset value.

6     Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7     Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Small Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Russell 2000® Value Index and the Russell 2000® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2019

	1 Year	5 Years	10 Years	Life of Class
Class A3	-3.35%	4.42%	9.24%	–
Class C4	1.10%	4.89%	9.11%	–
Class F5	2.70%	5.83%	10.08%	–
Class F3[6]	2.88%	–	–	3.94%
Class I5	2.85%	5.94%	10.19%	–
Class P5	2.41%	5.47%	9.70%	–
Class R2[5]	2.25%	5.31%	9.53%	–
Class R3[5]	2.33%	5.43%	9.66%	–
Class R4[7]	2.55%	–	–	5.12%
Class R5[7]	2.85%	–	–	5.39%
Class R6[7]	2.89%	–	–	5.48%

1     Reflects the deduction of the maximum initial sales charge of 5.75%.

2     Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3     Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2019, is calculated using the SEC-required uniform method to compute such return.

4     The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5     Performance is at net asset value.

6     Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7     Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2019 through November 30, 2019).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 6/1/19 – 11/30/19” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Calibrated Dividend Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/19	11/30/19	6/1/19 – 11/30/19
Class A
Actual	$1,000.00	$1,129.00	$5.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.31	$4.81
Class C
Actual	$1,000.00	$1,124.60	$9.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.55	$8.59
Class F
Actual	$1,000.00	$1,130.30	$3.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.56	$3.55
Class F3
Actual	$1,000.00	$1,130.60	$3.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.96	$3.14
Class I
Actual	$1,000.00	$1,130.40	$3.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.56	$3.55
Class P
Actual	$1,000.00	$1,127.40	$6.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.30	$5.82
Class R2
Actual	$1,000.00	$1,126.80	$6.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.58
Class R3
Actual	$1,000.00	$1,127.60	$6.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.05	$6.07
Class R4
Actual	$1,000.00	$1,128.40	$5.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.31	$4.81
Class R5
Actual	$1,000.00	$1,130.40	$3.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.56	$3.55
Class R6
Actual	$1,000.00	$1,130.60	$3.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.96	$3.14

†     For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.95% for Class A, 1.70% for Class C, 0.70% for Class F, 0.62% for Class F3, 0.70% for Class I, 1.15% for Class P, 1.30% for Class R2, 1.20% for Class R3, 0.95% for Class R4, 0.70% for Class R5 and 0.62% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2019

Sector*	%**
Communication Services	6.59
Consumer Discretionary	9.16
Consumer Staples	16.56
Energy	4.05
Financials	8.02
Health Care	9.64
Industrials	17.56
Information Technology	13.57
Materials	6.01
Utilities	8.67
Repurchase Agreement	0.17
Total	100.00

*	A sector may comprise several industries.
**	Represents percent of total investments.

Growth Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/19	11/30/19	6/1/19 – 11/30/19
Class A
Actual	$1,000.00	$1,125.30	$ 6.18
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.25	$ 5.87
Class C
Actual	$1,000.00	$1,120.70	$10.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.49	$ 9.65
Class F
Actual	$1,000.00	$1,126.00	$ 5.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.00	$ 5.11
Class F3
Actual	$1,000.00	$1,126.90	$ 4.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.76	$ 4.36
Class I
Actual	$1,000.00	$1,126.90	$ 4.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.51	$ 4.61
Class P
Actual	$1,000.00	$1,123.80	$ 7.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$ 6.88
Class R2
Actual	$1,000.00	$1,123.50	$ 8.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.50	$ 7.64
Class R3
Actual	$1,000.00	$1,123.50	$ 7.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.00	$ 7.13
Class R4
Actual	$1,000.00	$1,125.30	$ 6.18
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.25	$ 5.87
Class R5
Actual	$1,000.00	$1,126.30	$ 4.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.51	$ 4.61
Class R6
Actual	$1,000.00	$1,127.00	$ 4.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.76	$ 4.36

†     For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.16% for Class A, 1.91% for C, 1.01% for Class F, 0.86% for Class F3, 0.91% for Class I, 1.36% for Class P, 1.51% for Class R2, 1.41% for Class R3, 1.16% for Class R4, 0.91% for Class R5 and 0.86% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2019

Sector*	%**
Communication Services	2.17
Consumer Discretionary	15.66
Consumer Staples	3.38
Energy	0.95
Financials	6.59
Health Care	15.99
Industrials	19.05
Information Technology	30.10
Materials	3.30
Real Estate	2.00
Repurchase Agreement	0.81
Total	100.00

*	A sector may comprise several industries.
**	Represents percent of total investments.

Small Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/19	11/30/19	6/1/19 – 11/30/19
Class A
Actual	$1,000.00	$1,104.20	$ 6.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.05	$ 6.07
Class C
Actual	$1,000.00	$1,100.30	$10.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.29	$ 9.85
Class F
Actual	$1,000.00	$1,105.10	$ 5.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.80	$ 5.32
Class F3
Actual	$1,000.00	$1,106.10	$ 4.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.71	$ 4.41
Class I
Actual	$1,000.00	$1,105.70	$ 5.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.31	$ 4.81
Class P
Actual	$1,000.00	$1,103.00	$ 7.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.05	$ 7.08
Class R2
Actual	$1,000.00	$1,102.50	$ 8.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.30	$ 7.84
Class R3
Actual	$1,000.00	$1,103.20	$ 7.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.80	$ 7.33
Class R4
Actual	$1,000.00	$1,104.20	$ 6.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.05	$ 6.07
Class R5
Actual	$1,000.00	$1,105.60	$ 4.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.36	$ 4.76
Class R6
Actual	$1,000.00	$1,105.60	$ 4.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.71	$ 4.41

†     For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.20% for Class A, 1.95% for C, 1.05% for Class F, 0.87% for Class F3, 0.95% for Class I, 1.40% for Class P, 1.55% for Class R2, 1.45% for Class R3, 1.20% for Class R4, 0.94% for Class R5 and 0.87% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2019

Sector*	%**
Communication Services	2.48
Consumer Discretionary	10.05
Consumer Staples	2.32
Energy	4.96
Financials	29.62
Health Care	3.77
Industrials	18.49
Information Technology	7.62
Materials	5.72
Real Estate	8.40
Utilities	6.36
Repurchase Agreement	0.21
Total	100.00

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

CALIBRATED DIVIDEND GROWTH FUND November 30, 2019

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.27%

Aerospace & Defense 5.36%
General Dynamics Corp.	149,600	$27,188
L3Harris Technologies, Inc.	168,200	33,824
Northrop Grumman Corp.	103,500	36,408
United Technologies Corp.	258,000	38,272
Total		135,692

Banks 0.40%
Prosperity Bancshares, Inc.	143,500	10,081

Beverages 3.89%
Coca-Cola Co. (The)	798,879	42,660
PepsiCo, Inc.	409,802	55,664
Total		98,324

Biotechnology 1.01%
AbbVie, Inc.	291,507	25,574

Capital Markets 2.86%
Ameriprise Financial, Inc.	184,500	30,234
S&P Global, Inc.	126,600	33,505
T. Rowe Price Group, Inc.	70,000	8,649
Total		72,388

Chemicals 5.00%
Air Products & Chemicals, Inc.	141,600	33,465
Ecolab, Inc.	136,300	25,443
PPG Industries, Inc.	241,386	31,100
Sherwin-Williams Co. (The)	62,650	36,533
Total		126,541

Commercial Services & Supplies 0.83%
Healthcare Services Group, Inc.	198,300	4,987
Waste Management, Inc.	141,200	15,943
Total		20,930

Diversified Telecommunication Services 4.33%
AT&T, Inc.	1,437,264	53,725
Verizon Communications, Inc.	926,600	55,818
Total		109,543
Investments	Shares	Fair Value (000)
Electric: Utilities 5.85%
Duke Energy Corp.	437,100	$38,539
Edison International	387,300	26,762
NextEra Energy, Inc.	184,600	43,163
Southern Co. (The)	639,600	39,649
Total		148,113

Electrical Equipment 0.79%
Hubbell, Inc.	136,300	20,039

Food & Staples Retailing 5.80%
Costco Wholesale Corp.	137,300	41,164
Sysco Corp.	429,100	34,564
Walgreens Boots Alliance, Inc.	277,519	16,540
Walmart, Inc.	457,770	54,516
Total		146,784

Food Products 1.00%
Flowers Foods, Inc.	74,600	1,606
General Mills, Inc.	442,700	23,605
Total		25,211

Gas Utilities 0.64%
UGI Corp.	370,500	16,135

Health Care Equipment & Supplies 5.71%
Abbott Laboratories	832,500	71,137
Becton, Dickinson & Co.	73,300	18,948
Medtronic plc (Ireland)(a)	489,103	54,481
Total		144,566

Health Care Providers & Services 0.94%
AmerisourceBergen Corp.	271,300	23,850

Hotels, Restaurants & Leisure 1.43%
Cracker Barrel Old Country Store, Inc.	78,200	12,023
McDonald’s Corp.	124,626	24,237
Total		36,260

Household Products 3.81%
Kimberly-Clark Corp.	204,315	27,856
Procter & Gamble Co. (The)	562,200	68,622
Total		96,478

See Notes to Financial Statements.	19

Schedule of Investments (continued)

CALIBRATED DIVIDEND GROWTH FUND November 30, 2019

Investments	Shares	Fair Value (000)
Industrial Conglomerates 2.13%
3M Co.	185,817	$31,546
Carlisle Cos., Inc.	143,600	22,399
Total		53,945

Information Technology Services 6.14%
Accenture plc Class A (Ireland)(a)	197,000	39,628
Automatic Data Processing, Inc.	211,700	36,154
International Business Machines Corp.	218,600	29,391
Visa, Inc. Class A	272,400	50,261
Total		155,434

Insurance 4.71%
American Financial Group, Inc.	132,100	14,493
Chubb Ltd. (Switzerland)(a)	288,800	43,747
Prudential Financial, Inc.	156,900	14,689
RenaissanceRe Holdings Ltd.	113,100	21,300
Travelers Cos., Inc. (The)	183,500	25,088
Total		119,317

Machinery 4.49%
Cummins, Inc.	166,200	30,391
Dover Corp.	224,100	24,983
Illinois Tool Works, Inc.	168,300	29,340
Stanley Black & Decker, Inc.	182,500	28,787
Total		113,501

Media 2.23%
Comcast Corp. Class A	1,276,200	56,344

Metals & Mining 0.98%
Nucor Corp.	439,600	24,776

Multi-Line Retail 1.50%
Target Corp.	303,600	37,953

Multi-Utilities 2.13%
CMS Energy Corp.	433,300	26,561
WEC Energy Group, Inc.	307,300	27,242
Total		53,803
Investments	Shares	Fair Value (000)
Oil, Gas & Consumable Fuels 4.03%
Chevron Corp.	526,062	$61,618
Exxon Mobil Corp.	252,400	17,196
Occidental Petroleum Corp.	305,097	11,767
ONEOK, Inc.	160,100	11,375
Total		101,956

Pharmaceuticals 1.92%
Johnson & Johnson	353,623	48,620

Road & Rail 3.87%
CSX Corp.	161,300	11,539
J.B. Hunt Transport Services, Inc.	201,700	23,321
Union Pacific Corp.	358,100	63,022
Total		97,882

Semiconductors & Semiconductor Equipment 4.15%
Microchip Technology, Inc.	283,467	26,799
QUALCOMM, Inc.	183,326	15,317
Texas Instruments, Inc.	315,300	37,902
Xilinx, Inc.	270,400	25,088
Total		105,106

Software 3.19%
Microsoft Corp.	534,100	80,852

Specialty Retail 4.22%
Lowe’s Cos., Inc.	449,075	52,681
Ross Stores, Inc.	184,900	21,476
TJX Cos., Inc. (The)	535,100	32,711
Total		106,868

Textiles, Apparel & Luxury Goods 1.95%
NIKE, Inc. Class B	528,300	49,391

Tobacco 1.98%
Philip Morris International, Inc.	602,700	49,982
Total Common Stocks (cost $2,112,312,118)		2,512,239

20	See Notes to Financial Statements.

Schedule of Investments (concluded)

CALIBRATED DIVIDEND GROWTH FUND November 30, 2019

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.17%

Repurchase Agreement
Repurchase Agreement dated 11/29/2019, 0.85% due 12/2/2019 with Fixed Income Clearing Corp. collateralized by $4,360,000 of U.S. Treasury Note at 1.125% due 9/30/2021 value: $4,324,588; proceeds: $4,236,322 (cost $4,236,022)	$4,236	$4,236
Total Investments in Securities 99.44% (cost $2,116,548,140)		2,516,475
Cash and Other Assets in Excess of Liabilities(b) 0.56%		14,230
Net Assets 100.00%		$2,530,705

(a)	Foreign security traded in U.S. dollars.
(b)	Cash and Other Assets in Excess of Liabilities include net unrealized appreciation on futures contracts as follows:

Open Futures Contracts at November 30, 2019:
Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
E-Mini S&P 500 INDEX	December 2019	76	Long	$11,718,572	$11,946,060	$227,488

The following is a summary of the inputs used as of November 30, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$2,512,239	$–	$–	$2,512,239
Short-Term Investment
Repurchase Agreement	–	4,236	–	4,236
Total	$2,512,239	$4,236	$–	$2,516,475

Other Financial Instruments
Futures Contracts
Assets	$227	$–	$–	$227
Liabilities	–	–	–	–
Total	$227	$–	$–	$227

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

See Notes to Financial Statements.	21

Schedule of Investments

GROWTH OPPORTUNITIES FUND November 30, 2019

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.05%

Aerospace & Defense 5.19%
CAE, Inc. (Canada)(a)	344,493	$9,270
L3Harris Technologies, Inc.	75,441	15,171
TransDigm Group, Inc.	34,333	19,470
Total		43,911

Air Freight & Logistics 0.58%
Expeditors International of Washington, Inc.	66,160	4,946

Banks 0.75%
First Republic Bank	58,012	6,376

Beverages 1.40%
Brown-Forman Corp. Class B	174,716	11,849

Biotechnology 3.24%
Amarin Corp. plc ADR*	143,027	3,042
BioMarin Pharmaceutical, Inc.*	73,082	5,898
Myovant Sciences Ltd. (United Kingdom)*(a)	140,905	2,510
Natera, Inc.*	124,785	4,553
Neurocrine Biosciences, Inc.*	69,970	8,159
Sarepta Therapeutics, Inc.*	29,056	3,269
Total		27,431

Building Products 1.12%
Allegion plc (Ireland)(a)	79,316	9,520

Capital Markets 2.60%
MarketAxess Holdings, Inc.	19,940	8,052
Moody’s Corp.	22,329	5,061
MSCI, Inc.	34,456	8,931
Total		22,044

Chemicals 0.49%
FMC Corp.	41,993	4,114

Commercial Services & Supplies 1.60%
Cintas Corp.	29,979	7,706
Healthcare Services Group, Inc.	231,508	5,823
Total		13,529
Investments	Shares	Fair Value (000)
Construction Materials 1.46%
Vulcan Materials Co.	86,966	$12,338

Consumer Finance 0.65%
SLM Corp.	640,445	5,463

Containers & Packaging 1.35%
Avery Dennison Corp.	64,797	8,447
Ball Corp.	44,908	2,967
Total		11,414

Diversified Consumer Services 0.94%
Service Corp. International	179,859	7,917

Electrical Equipment 2.92%
AMETEK, Inc.	140,223	13,884
Hubbell, Inc.	73,714	10,837
Total		24,721

Electronic Equipment, Instruments & Components 1.75%
Keysight Technologies, Inc.*	80,108	8,574
Trimble, Inc.*	154,844	6,276
Total		14,850

Equity Real Estate Investment Trusts 2.00%
SBA Communications Corp.	71,486	16,904

Health Care Equipment & Supplies 5.08%
ABIOMED, Inc.*	26,685	5,235
Align Technology, Inc.*	42,585	11,811
DexCom, Inc.*	27,043	6,147
Edwards Lifesciences Corp.*	12,199	2,988
Insulet Corp.*	28,158	5,229
Teleflex, Inc.	32,859	11,610
Total		43,020

Health Care Providers & Services 2.41%
Centene Corp.*	265,657	16,065
Guardant Health, Inc.*	56,138	4,360
Total		20,425

22	See Notes to Financial Statements.

Schedule of Investments (continued)

GROWTH OPPORTUNITIES FUND November 30, 2019

Investments	Shares	Fair Value (000)
Hotels, Restaurants & Leisure 4.58%
Aramark	339,104	$14,798
Chipotle Mexican Grill, Inc.*	11,588	9,432
Norwegian Cruise Line Holdings Ltd.*	128,249	6,879
Vail Resorts, Inc.	31,519	7,649
Total		38,758

Household Products 1.30%
Church & Dwight Co., Inc.	156,515	10,994

Industrial Conglomerates 1.08%
Roper Technologies, Inc.	25,427	9,163

Information Technology Services 13.22%
Euronet Worldwide, Inc.*	61,840	9,721
Fidelity National Information Services, Inc.	206,441	28,520
FleetCor Technologies, Inc.*	51,549	15,821
Genpact Ltd.	272,356	11,085
Global Payments, Inc.	180,221	32,638
Square, Inc. Class A*	23,373	1,615
Twilio, Inc. Class A*	50,819	5,249
Wix.com Ltd. (Israel)*(a)	60,362	7,297
Total		111,946

Insurance 2.58%
Axis Capital Holdings Ltd.	86,551	5,122
Goosehead Insurance, Inc. Class A	164,821	6,679
RenaissanceRe Holdings Ltd.	53,109	10,002
Total		21,803

Interactive Media & Services 2.17%
IAC/InterActiveCorp.*	58,010	12,919
Twitter, Inc.*	175,716	5,431
Total		18,350

Internet & Direct Marketing Retail 0.02%
RealReal, Inc. (The)*	11,997	206
Investments	Shares		Fair Value (000)
Life Sciences Tools & Services 3.42%
10X Genomics, Inc. Class A*		29,750	$1,931
Agilent Technologies, Inc.		92,872	7,501
Charles River Laboratories International, Inc.*		68,078	9,888
Illumina, Inc.*		12,272	3,937
Mettler-Toledo International, Inc.*		7,975	5,737
Total			28,994

Machinery 2.39%
Fortive Corp.		127,713	9,217
Stanley Black & Decker, Inc.		70,114	11,060
Total			20,277

Multi-Line Retail 3.50%
Dollar General Corp.		125,401	19,733
Dollar Tree, Inc.*		108,363	9,911
Total			29,644

Oil, Gas & Consumable Fuels 0.95%
Cimarex Energy Co.		98,164	4,512
Parsley Energy, Inc. Class A		234,490	3,513
Total			8,025

Personal Products 0.68%
Shiseido Co., Ltd.(b)	JPY	79,952	5,776

Pharmaceuticals 1.81%
Elanco Animal Health, Inc.*		129,951	3,601
Zoetis, Inc.		97,528	11,754
Total			15,355

Professional Services 1.70%
CoStar Group, Inc.*		23,542	14,428

Road & Rail 2.44%
J.B. Hunt Transport Services, Inc.		80,212	9,274
Lyft, Inc. Class A*		17,733	869
Old Dominion Freight Line, Inc.		37,197	7,127
Saia, Inc.*		35,482	3,367
Total			20,637

See Notes to Financial Statements.	23

Schedule of Investments (continued)

GROWTH OPPORTUNITIES FUND November 30, 2019

Investments	Shares	Fair Value (000)
Semiconductors & Semiconductor Equipment 5.60%
Advanced Micro Devices, Inc.*	255,391	$9,998
Analog Devices, Inc.	96,630	10,914
Lam Research Corp.	49,390	13,179
Marvell Technology Group Ltd.	167,496	4,417
Xilinx, Inc.	95,955	8,903
Total		47,411

Software 9.48%
Anaplan, Inc.*	85,655	4,619
Datadog, Inc. Class A*	1,744	71
New Relic, Inc.*	84,670	5,759
Palo Alto Networks, Inc.*	52,949	12,031
RingCentral, Inc. Class A*	121,947	21,032
ServiceNow, Inc.*	43,848	12,411
Slack Technologies, Inc. Class A*	121,796	2,780
Splunk, Inc.*	105,162	15,692
Zendesk, Inc.*	74,788	5,908
Total		80,303

Specialty Retail 5.63%
Burlington Stores, Inc.*	79,158	17,811
O’Reilly Automotive, Inc.*	45,829	20,269
Tractor Supply Co.	101,293	9,566
Total		47,646

Textiles, Apparel & Luxury Goods 0.97%
Carter’s, Inc.	79,859	8,250
Total Common Stocks (cost $603,618,809)		838,738
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.81%

Repurchase Agreement
Repurchase Agreement dated 11/29/2019, 0.85% due 12/2/2019 with Fixed Income Clearing Corp. collateralized by $7,065,000 of U.S. Treasury Note at 1.125% due 9/30/2021; value: $7,007,618; proceeds: $6,866,269 (cost $6,865,783)	$6,866	$6,866
Total Investments in Securities 99.86% (cost $610,484,592)		845,604
Other Assets in Excess of Liabilities 0.14%		1,149
Net Assets 100.00%		$846,753

ADR	American Depositary Receipt.
JPY	Japanese Yen
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.

24	See Notes to Financial Statements.

Schedule of Investments (concluded)

GROWTH OPPORTUNITIES FUND November 30, 2019

The following is a summary of the inputs used as of November 30, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$838,738	$–	$–	$838,738
Short-Term Investments
Repurchase Agreement	–	6,866	–	6,866
Total	$838,738	$6,866	$–	$845,604

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

See Notes to Financial Statements.	25

Schedule of Investments

SMALL CAP VALUE FUND November 30, 2019

Investments	Shares	Fair Value (000)
COMMON STOCKS 100.01%

Aerospace & Defense 1.44%
Triumph Group, Inc.	399,054	$11,058

Airlines 1.22%
Hawaiian Holdings, Inc.	309,600	9,378

Auto Components 2.87%
Dorman Products, Inc.*	137,995	10,256
LCI Industries	110,217	11,734
Total		21,990

Banks 15.46%
Bank of Hawaii Corp.	155,700	14,030
BankUnited, Inc.	340,400	11,935
Columbia Banking System, Inc.	253,000	9,887
First Merchants Corp.	226,600	9,175
Opus Bank	441,126	11,341
Prosperity Bancshares, Inc.	133,500	9,378
Renasant Corp.	223,800	7,923
Sterling Bancorp	654,600	13,367
TCF Financial Corp.	349,759	14,861
Valley National Bancorp	998,157	11,559
Webster Financial Corp.	105,500	5,137
Total		118,593

Capital Markets 6.18%
Brightsphere Investment Group, Inc.*	1,081,733	10,417
Federated Investors, Inc. Class B	173,100	5,802
Golub Capital BDC, Inc.	417,624	7,668
Moelis & Co. Class A	118,100	3,892
TPG Specialty Lending, Inc.	377,580	8,152
Victory Capital Holdings, Inc. Class A	556,500	11,464
Total		47,395
Investments	Shares	Fair Value (000)
Chemicals 4.97%
AdvanSix, Inc.*	317,130	$6,416
Chase Corp.	100,800	11,859
PolyOne Corp.	310,484	9,790
Valvoline, Inc.	443,200	10,038
Total		38,103

Commercial Services & Supplies 1.66%
Steelcase, Inc. Class A	703,500	12,747

Communications Equipment 0.87%
Plantronics, Inc.	262,100	6,642

Construction & Engineering 4.09%
Arcosa, Inc.	198,353	7,777
Comfort Systems USA, Inc.	172,520	8,816
EMCOR Group, Inc.	165,901	14,754
Total		31,347

Electric: Utilities 3.38%
IDACORP, Inc.	106,464	11,184
Portland General Electric Co.	265,200	14,721
Total		25,905

Electronic Equipment, Instruments & Components 4.34%
Avnet, Inc.	277,300	11,272
Littelfuse, Inc.	43,900	7,964
Tech Data Corp.*	96,795	14,025
Total		33,261

Energy Equipment & Services 1.55%
Cactus, Inc. Class A	237,700	7,176
Oceaneering International, Inc.*	350,200	4,696
Total		11,872

26	See Notes to Financial Statements.

Schedule of Investments (continued)

SMALL CAP VALUE FUND November 30, 2019

Investments	Shares	Fair Value (000)
Equity Real Estate Investment Trusts 7.34%
First Industrial Realty Trust, Inc.	272,200	$11,590
Highwoods Properties, Inc.	265,700	12,900
Outfront Media, Inc.	268,390	6,704
STAG Industrial, Inc.	395,700	12,263
Weingarten Realty Investors	402,900	12,828
Total		56,285

Food Products 0.84%
Sanderson Farms, Inc.	38,773	6,420

Health Care Equipment & Supplies 1.49%
Natus Medical, Inc.*	358,297	11,462

Health Care Providers & Services 1.00%
AMN Healthcare Services, Inc.*	129,600	7,707

Hotels, Restaurants & Leisure 0.96%
Cracker Barrel Old Country Store, Inc.	47,900	7,364

Household Products 1.48%
Spectrum Brands Holdings, Inc.	182,141	11,387

Information Technology Services 2.43%
CACI International, Inc. Class A*	32,900	7,874
MAXIMUS, Inc.	144,500	10,787
Total		18,661

Insurance 7.08%
Argo Group International Holdings Ltd.	196,800	12,946
Axis Capital Holdings Ltd.	197,200	11,670
Hanover Insurance Group, Inc. (The)	83,200	11,309
ProSight Global, Inc.*	431,843	7,415
RenaissanceRe Holdings Ltd.	58,010	10,925
Total		54,265
Investments	Shares		Fair Value (000)
Leisure Products 2.09%
Malibu Boats, Inc. Class A*		404,751	$16,004

Life Sciences Tools & Services 1.28%
Syneos Health, Inc.*		179,000	9,829

Machinery 5.40%
Alamo Group, Inc.		128,590	14,762
Columbus McKinnon Corp.		353,800	14,534
Crane Co.		145,990	12,128
Total			41,424

Media 2.48%
Entercom Communications Corp. Class A		1,897,100	8,973
Nexstar Media Group, Inc. Class A		38,900	4,190
Scholastic Corp.		157,700	5,856
Total			19,019

Metals & Mining 0.77%
Lundin Mining Corp.(a)	CAD	1,084,100	5,868

Multi-Utilities 2.99%
Avista Corp.		191,548	9,056
NorthWestern Corp.		194,300	13,906
Total			22,962

Oil, Gas & Consumable Fuels 3.43%
Par Pacific Holdings, Inc.*		492,866	12,268
Parsley Energy, Inc. Class A		452,897	6,784
WPX Energy, Inc.*		733,745	7,220
Total			26,272

Professional Services 1.64%
ICF International, Inc.		140,396	12,598

Real Estate Management & Development 1.08%
Marcus & Millichap, Inc.*		225,909	8,304

See Notes to Financial Statements.	27

Schedule of Investments (concluded)

SMALL CAP VALUE FUND November 30, 2019

Investments	Shares	Fair Value (000)
Road & Rail 3.08%
Landstar System, Inc.	112,728	$12,559
Saia, Inc.*	116,175	11,025
Total		23,584

Specialty Retail 3.08%
Urban Outfitters, Inc.*	479,519	12,304
Williams-Sonoma, Inc.	163,228	11,328
Total		23,632

Textiles, Apparel & Luxury Goods 1.07%
Skechers U.S.A., Inc. Class A*	204,171	8,212

Thrifts & Mortgage Finance 0.97%
Essent Group Ltd.	135,800	7,421
Total Common Stocks (cost $696,869,855)		766,971
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.21%

Repurchase Agreement
Repurchase Agreement dated 11/29/2019, 0.85% due 12/2/2019 with Fixed Income Clearing Corp. collateralized by $1,630,000 of U.S. Treasury Note at 1.125% due 9/30/2021; value: $1,616,761; proceeds: $1,584,325 (cost $1,584,212)	$1,584	$1,584
Total Investments in Securities 100.22% (cost $698,454,067)		768,555
Liabilities in Excess of Other Assets (0.22)%		(1,656)
Net Assets 100.00%		$766,899

CAD	Canadian Dollar
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.

The following is a summary of the inputs used as of November 30, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$766,971	$–	$–	$766,971
Short-Term Investment
Repurchase Agreement	–	1,584	–	1,584
Total	$766,971	$1,584	$–	$768,555

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

28	See Notes to Financial Statements.

Statements of Assets and Liabilities

November 30, 2019

	Calibrated Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
ASSETS:
Investments in securities, at cost	$2,116,548,140	$610,484,592	$698,454,067
Investments in securities, at fair value	$2,516,475,144	$845,603,622	$768,555,493
Cash	5	–	–
Deposits with brokers for futures collateral	478,800	–	–
Receivables:
Investment securities sold	11,979,111	2,630,268	–
Interest and dividends	6,925,376	579,472	1,134,825
Capital shares sold	2,551,122	1,248,788	427,965
From advisor (See Note 3)	24,013	–	–
Prepaid expenses and other assets	129,251	78,978	78,341
Total assets	2,538,562,822	850,141,128	770,196,624
LIABILITIES:
Payables:
Capital shares reacquired	1,428,059	2,482,921	2,113,660
Investment securities purchased	3,910,219	–	–
Management fee	1,112,997	516,962	476,177
12b-1 distribution plan	529,861	113,007	95,698
Directors’ fees	283,682	91,360	285,858
Fund administration	82,805	27,571	25,396
Variation margin on futures contracts	109,395	–	–
Accrued expenses	400,694	156,615	301,226
Total liabilities	7,857,712	3,388,436	3,298,015
Commitments and contingent liabilities
NET ASSETS	$2,530,705,110	$846,752,692	$766,898,609
COMPOSITION OF NET ASSETS:
Paid-in capital	$2,023,769,646	$570,846,026	$581,077,084
Total distributable earnings	506,935,464	275,906,666	185,821,525
Net Assets	$2,530,705,110	$846,752,692	$766,898,609

See Notes to Financial Statements.	29

Statements of Assets and Liabilities (concluded)

November 30, 2019

	Calibrated Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
Net assets by class:
Class A Shares	$1,731,882,346	$385,587,830	$267,863,991
Class C Shares	$216,647,201	$26,860,091	$9,231,312
Class F Shares	$296,992,955	$23,271,394	$10,522,473
Class F3 Shares	$205,183,038	$7,985,506	$29,679,037
Class I Shares	$42,808,706	$374,814,405	$411,532,125
Class P Shares	$1,136,549	$3,285,592	$20,819,255
Class R2 Shares	$1,044,619	$748,256	$602,593
Class R3 Shares	$16,221,366	$15,907,579	$5,713,097
Class R4 Shares	$5,503,788	$1,021,875	$2,750,336
Class R5 Shares	$272,129	$88,697	$55,298
Class R6 Shares	$13,012,413	$7,181,467	$8,129,092
Outstanding shares by class:
Class A Shares (538.125, 198 and 378 million shares of common stock authorized, $.001 par value)	105,716,996	15,440,333	15,321,712
Class C Shares (40, 40 and 30 million shares of common stock authorized, $.001 par value)	13,420,582	1,491,394	1,121,512
Class F Shares (144.375, 66 and 63 million shares of common stock authorized, $.001 par value)	18,095,787	891,985	595,793
Class F3 Shares (88.125, 66 and 63 million shares of common stock authorized, $.001 par value)	12,341,974	276,694	1,375,244
Class I Shares (144.375, 66 and 315 million shares of common stock authorized, $.001 par value)	2,586,041	13,064,526	19,186,889
Class P Shares (20, 20 and 50 million shares of common stock authorized, $.001 par value)	68,966	135,569	1,271,349
Class R2 Shares (30, 30 and 30 million shares of common stock authorized, $.001 par value)	63,115	31,750	37,346
Class R3 Shares (30, 43.5 and 82.75 million shares of common stock authorized, $.001 par value)	995,727	659,699	347,143
Class R4 Shares (30, 43.5 and 82.75 million shares of common stock authorized, $.001 par value)	336,336	40,917	157,245
Class R5 Shares (30, 43.5 and 82.75 million shares of common stock authorized, $.001 par value)	16,446	3,089	2,575
Class R6 Shares (30, 43.5 and 82.75 million shares of common stock authorized, $.001 par value)	782,883	248,877	376,797
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$16.38	$24.97	$17.48
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$17.38	$26.49	$18.55
Class C Shares-Net asset value	$16.14	$18.01	$8.23
Class F Shares-Net asset value	$16.41	$26.09	$17.66
Class F3 Shares-Net asset value	$16.62	$28.86	$21.58
Class I Shares-Net asset value	$16.55	$28.69	$21.45
Class P Shares-Net asset value	$16.48	$24.24	$16.38
Class R2 Shares-Net asset value	$16.55	$23.57	$16.14
Class R3 Shares-Net asset value	$16.29	$24.11	$16.46
Class R4 Shares-Net asset value	$16.36	$24.97	$17.49
Class R5 Shares-Net asset value	$16.55	$28.71	$21.47
Class R6 Shares-Net asset value	$16.62	$28.86	$21.57

30	See Notes to Financial Statements.

Statements of Operations

For the Year Ended November 30, 2019

	Calibrated Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
Investment income:
Dividends (net of foreign withholding taxes of $0, $4,964 and $52,021, respectively)	$60,904,625	$6,109,789	$11,597,088
Interest income	148,654	123,933	128,078
Total investment income	61,053,279	6,233,722	11,725,166
Expenses:
Management fee	12,820,661	6,082,419	6,054,404
12b-1 distribution plan-Class A	4,073,922	886,825	723,826
12b-1 distribution plan-Class C	2,203,215	269,098	100,329
12b-1 distribution plan-Class F	254,870	20,748	12,377
12b-1 distribution plan-Class P	5,253	13,250	103,412
12b-1 distribution plan-Class R2	6,605	4,810	4,207
12b-1 distribution plan-Class R3	77,368	82,089	28,895
12b-1 distribution plan-Class R4	12,182	2,359	6,108
Shareholder servicing	1,942,581	556,644	768,039
Fund administration	948,625	324,396	322,901
Registration	210,359	136,296	140,213
Reports to shareholders	196,988	49,704	44,613
Professional	58,987	54,317	115,564
Directors’ fees	73,289	25,052	26,925
Custody	55,898	24,178	23,198
Other	271,971	157,762	161,426
Gross expenses	23,212,774	8,689,947	8,636,437
Expense reductions (See Note 9)	(73,811)	(14,646)	(19,714)
Fees waived and expenses reimbursed (See Note 3)	(254,870)	–	–
Net expenses	22,884,093	8,675,301	8,616,723
Net investment income (loss)	38,169,186	(2,441,579)	3,108,443
Net realized and unrealized gain (loss):
Net realized gain on investments	112,523,546	53,981,317	126,368,408
Net realized gain on futures contracts	1,105,881	–	–
Net realized gain on foreign currency exchange contracts	–	652	–
Net realized loss on foreign currency related transactions	–	(1,532)	(911)
Net change in unrealized appreciation/depreciation on investments	150,982,927	120,331,650	(115,718,266)
Net change in unrealized appreciation/depreciation on futures contracts	156,723	–	–
Net realized and unrealized gain	264,769,077	174,312,087	10,649,231
Net Increase in Net Assets Resulting From Operations	$302,938,263	$171,870,508	$13,757,674

See Notes to Financial Statements.	31

Statements of Changes in Net Assets

	Calibrated Dividend Growth Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
Operations:
Net investment income (loss)	$38,169,186	$36,874,367
Net realized gain on investments, futures contracts, forward currency exchange contracts and foreign currency related transactions	113,629,427	155,963,291
Net change in unrealized appreciation/depreciation on investments and futures contracts	151,139,650	(84,281,671)
Net increase in net assets resulting from operations	302,938,263	108,555,987
Distributions to shareholders:
Class A	(130,513,086)	(126,545,657)
Class B	–	(132,851)
Class C	(16,917,446)	(20,135,957)
Class F	(19,671,929)	(19,052,991)
Class F3	(15,450,282)	(13,955,362)
Class I	(3,380,561)	(3,375,520)
Class P	(116,117)	(131,367)
Class R2	(94,801)	(95,594)
Class R3	(1,318,084)	(1,554,876)
Class R4	(354,368)	(244,666)
Class R5	(19,224)	(16,214)
Class R6	(939,273)	(1,038,985)
Class T	–	(797)
Total distributions to shareholders	(188,775,171)	(186,280,837)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	401,687,035	322,788,033
Reinvestment of distributions	178,925,882	176,723,182
Cost of shares reacquired	(530,484,394)	(529,436,900)
Net increase (decrease) in net assets resulting from capital share transactions	50,128,523	(29,925,685)
Net increase (decrease) in net assets	164,291,615	(107,650,535)
NET ASSETS:
Beginning of year	$2,366,413,495	$2,474,064,030
End of year	$2,530,705,110	$2,366,413,495

32	See Notes to Financial Statements.

Growth Opportunities Fund		Small Cap Value Fund
For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018

$(2,441,579)	$(3,103,488)	$3,108,443	$(2,103,000)

53,980,437	36,546,136	126,367,497	141,269,867

120,331,650	(1,411,098)	(115,718,266)	(135,048,489)
171,870,508	32,031,550	13,757,674	4,118,378

(17,630,577)	(28,549,207)	(47,826,419)	(47,222,302)
–	(86,592)	–	(31,048)
(1,847,374)	(4,578,110)	(2,989,801)	(5,116,270)
(1,005,180)	(1,671,970)	(3,017,435)	(2,930,151)
(313,063)	(453,908)	(4,096,535)	(3,523,248)
(17,104,054)	(409,334)	(58,302,292)	(66,476,918)
(149,527)	(224,141)	(4,024,562)	(4,514,604)
(48,322)	(122,850)	(104,944)	(88,595)
(934,613)	(1,768,118)	(954,955)	(984,885)
(45,753)	(86,785)	(274,383)	(435,819)
(3,310)	(4,974)	(1,680)	(37,155)
(426,423)	(4,845,357)	(2,546,155)	(2,448,692)
–	–	–	–
(39,508,196)	(42,801,346)	(124,139,161)	(133,809,687)

113,552,901	430,451,999	75,346,316	109,697,863
38,593,114	40,908,912	116,454,976	126,612,036
(230,110,952)	(183,918,203)	(230,129,392)	(351,422,496)

(77,964,937)	287,442,708	(38,328,100)	(115,112,597)
54,397,375	276,672,912	(148,709,587)	(244,803,906)

$792,355,317	$515,682,405	$915,608,196	$1,160,412,102
$846,752,692	$792,355,317	$766,898,609	$915,608,196

See Notes to Financial Statements.	33

Financial Highlights

CALIBRATED DIVIDEND GROWTH FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2019	$15.75	$0.25	$1.64	$1.89	$(0.23)	$(1.03)	$(1.26)
11/30/2018	16.26	0.24	0.48	0.72	(0.24)	(0.99)	(1.23)
11/30/2017	14.82	0.25	2.43	2.68	(0.27)	(0.97)	(1.24)
11/30/2016	14.42	0.27	1.38	1.65	(0.25)	(1.00)	(1.25)
11/30/2015	16.97	0.26	(0.46)	(0.20)	(0.26)	(2.09)	(2.35)
Class C
11/30/2019	15.54	0.13	1.62	1.75	(0.12)	(1.03)	(1.15)
11/30/2018	16.06	0.12	0.47	0.59	(0.12)	(0.99)	(1.11)
11/30/2017	14.64	0.14	2.41	2.55	(0.16)	(0.97)	(1.13)
11/30/2016	14.27	0.17	1.35	1.52	(0.15)	(1.00)	(1.15)
11/30/2015	16.81	0.15	(0.45)	(0.30)	(0.15)	(2.09)	(2.24)
Class F
11/30/2019	15.77	0.29	1.63	1.92	(0.25)	(1.03)	(1.28)
11/30/2018	16.26	0.28	0.49	0.77	(0.27)	(0.99)	(1.26)
11/30/2017	14.80	0.28	2.44	2.72	(0.29)	(0.97)	(1.26)
11/30/2016	14.41	0.31	1.35	1.66	(0.27)	(1.00)	(1.27)
11/30/2015	16.96	0.29	(0.47)	(0.18)	(0.28)	(2.09)	(2.37)
Class F3
11/30/2019	15.96	0.30	1.66	1.96	(0.27)	(1.03)	(1.30)
11/30/2018	16.45	0.30	0.48	0.78	(0.28)	(0.99)	(1.27)
4/4/2017 to 11/30/2017(c)	14.66	0.24	1.70	1.94	(0.15)	–	(0.15)
Class I
11/30/2019	15.91	0.29	1.65	1.94	(0.27)	(1.03)	(1.30)
11/30/2018	16.41	0.29	0.48	0.77	(0.28)	(0.99)	(1.27)
11/30/2017	14.93	0.33	2.42	2.75	(0.30)	(0.97)	(1.27)
11/30/2016	14.52	0.31	1.38	1.69	(0.28)	(1.00)	(1.28)
11/30/2015	17.07	0.30	(0.46)	(0.16)	(0.30)	(2.09)	(2.39)
Class P
11/30/2019	15.83	0.22	1.65	1.87	(0.19)	(1.03)	(1.22)
11/30/2018	16.34	0.21	0.48	0.69	(0.21)	(0.99)	(1.20)
11/30/2017	14.88	0.22	2.44	2.66	(0.23)	(0.97)	(1.20)
11/30/2016	14.47	0.24	1.39	1.63	(0.22)	(1.00)	(1.22)
11/30/2015	17.02	0.24	(0.47)	(0.23)	(0.23)	(2.09)	(2.32)

34	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$16.38	13.59	0.95		0.95		1.62		$1,731,882	51
15.75	4.72	0.94		0.97		1.57		1,627,633	51
16.26	19.35	0.92		1.04		1.70		1,671,580	58
14.82	12.60	0.85		1.06		1.92		1,604,257	70
14.42	(1.34)	0.85		1.07		1.80		1,498,459	58

16.14	12.72	1.70		1.70		0.87		216,647	51
15.54	3.90	1.70		1.73		0.81		230,385	51
16.06	18.57	1.66		1.79		0.96		295,025	58
14.64	11.71	1.60		1.81		1.19		291,842	70
14.27	(2.03)	1.60		1.82		1.06		245,055	58

16.41	13.81	0.70		0.80		1.87		296,993	51
15.77	5.00	0.70		0.82		1.82		241,282	51
16.26	19.71	0.70		0.89		1.92		245,916	58
14.80	12.72	0.70		0.91		2.18		266,399	70
14.41	(1.20)	0.70		0.92		1.95		99,737	58

16.62	13.90	0.63		0.63		1.95		205,183	51
15.96	5.07	0.62		0.65		1.91		188,484	51
16.45	13.31 (d)	0.59	(e)	0.70	(e)	2.34	(e)	176,087	58

16.55	13.87	0.70		0.70		1.87		42,809	51
15.91	4.93	0.69		0.72		1.82		42,698	51
16.41	19.77	0.66		0.79		2.17		43,186	58
14.93	12.86	0.60		0.81		2.18		18,315	70
14.52	(1.09)	0.60		0.82		2.05		15,507	58

16.48	13.36	1.15		1.15		1.42		1,137	51
15.83	4.48	1.15		1.17		1.36		1,663	51
16.34	19.16	1.12		1.24		1.50		1,794	58
14.88	12.40	1.05		1.26		1.71		1,782	70
14.47	(1.56)	1.05		1.27		1.60		1,834	58

See Notes to Financial Statements.	35

Financial Highlights (concluded)

CALIBRATED DIVIDEND GROWTH FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
11/30/2019	$15.90	$0.19	$1.67	$1.86	$(0.18)	$(1.03)	$(1.21)
11/30/2018	16.40	0.19	0.49	0.68	(0.19)	(0.99)	(1.18)
11/30/2017	14.93	0.20	2.46	2.66	(0.22)	(0.97)	(1.19)
11/30/2016	14.52	0.22	1.38	1.60	(0.19)	(1.00)	(1.19)
11/30/2015	17.05	0.21	(0.46)	(0.25)	(0.19)	(2.09)	(2.28)
Class R3
11/30/2019	15.67	0.21	1.63	1.84	(0.19)	(1.03)	(1.22)
11/30/2018	16.19	0.20	0.47	0.67	(0.20)	(0.99)	(1.19)
11/30/2017	14.75	0.22	2.42	2.64	(0.23)	(0.97)	(1.20)
11/30/2016	14.36	0.24	1.36	1.60	(0.21)	(1.00)	(1.21)
11/30/2015	16.91	0.23	(0.46)	(0.23)	(0.23)	(2.09)	(2.32)
Class R4
11/30/2019	15.74	0.25	1.63	1.88	(0.23)	(1.03)	(1.26)
11/30/2018	16.25	0.25	0.48	0.73	(0.25)	(0.99)	(1.24)
11/30/2017	14.81	0.26	2.42	2.68	(0.27)	(0.97)	(1.24)
11/30/2016	14.42	0.31	1.34	1.65	(0.26)	(1.00)	(1.26)
6/30/2015 to 11/30/2015(f)	14.37	0.11	0.01	0.12	(0.07)	–	(0.07)
Class R5
11/30/2019	15.90	0.29	1.66	1.95	(0.27)	(1.03)	(1.30)
11/30/2018	16.40	0.29	0.48	0.77	(0.28)	(0.99)	(1.27)
11/30/2017	14.93	0.28	2.46	2.74	(0.30)	(0.97)	(1.27)
11/30/2016	14.52	0.34	1.35	1.69	(0.28)	(1.00)	(1.28)
6/30/2015 to 11/30/2015(f)	14.46	0.13	0.01	0.14	(0.08)	–	(0.08)
Class R6
11/30/2019	15.96	0.30	1.66	1.96	(0.27)	(1.03)	(1.30)
11/30/2018	16.44	0.30	0.49	0.79	(0.28)	(0.99)	(1.27)
11/30/2017	14.95	0.31	2.45	2.76	(0.30)	(0.97)	(1.27)
11/30/2016	14.52	0.43	1.28	1.71	(0.28)	(1.00)	(1.28)
6/30/2015 to 11/30/2015(f)	14.46	0.13	0.01	0.14	(0.08)	–	(0.08)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.

36	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$16.55	13.16		1.30		1.30		1.26		$1,045	51
15.90	4.38		1.30		1.32		1.22		1,267	51
16.40	19.01		1.27		1.39		1.37		1,335	58
14.93	12.16		1.20		1.41		1.57		1,010	70
14.52	(1.69)		1.20		1.42		1.44		1,108	58

16.29	13.31		1.20		1.20		1.37		16,221	51
15.67	4.48		1.19		1.22		1.31		17,079	51
16.19	19.10		1.14		1.27		1.47		21,399	58
14.75	12.32		1.09		1.30		1.69		23,998	70
14.36	(1.57)		1.08		1.30		1.57		22,189	58

16.36	13.54		0.95		0.95		1.62		5,504	51
15.74	4.75		0.94		0.97		1.61		4,331	51
16.25	19.42		0.93		1.04		1.71		2,171	58
14.81	12.60		0.84		1.06		2.14		316	70
14.42	0.85	(d)	0.85	(e)	1.07	(e)	1.85	(e)	10	58

16.55	13.87		0.70		0.70		1.89		272	51
15.90	5.00		0.69		0.72		1.84		248	51
16.40	19.71		0.66		0.79		1.88		201	58
14.93	12.86		0.59		0.81		2.38		314	70
14.52	0.98	(d)	0.60	(e)	0.82	(e)	2.11	(e)	10	58

16.62	13.97		0.63		0.63		1.95		13,012	51
15.96	5.06		0.62		0.65		1.89		11,344	51
16.44	19.84		0.62		0.73		2.05		13,163	58
14.95	13.03		0.49		0.70		2.99		235	70
14.52	0.98	(d)	0.49	(e)	0.70	(e)	2.22	(e)	10	58

See Notes to Financial Statements.	37

Financial Highlights

GROWTH OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
Class A
11/30/2019	$21.46	$(0.09)	$4.74	$4.65	$(1.14)	$24.97
11/30/2018	22.21	(0.11)	1.20	1.09	(1.84)	21.46
11/30/2017	18.91	(0.09)	3.97	3.88	(0.58)	22.21
11/30/2016	21.48	(0.07)	0.04	(0.03)	(2.54)	18.91
11/30/2015	23.75	(0.10)	1.09	0.99	(3.26)	21.48
Class C
11/30/2019	15.93	(0.19)	3.41	3.22	(1.14)	18.01
11/30/2018	17.08	(0.20)	0.89	0.69	(1.84)	15.93
11/30/2017	14.78	(0.18)	3.06	2.88	(0.58)	17.08
11/30/2016	17.48	(0.16)	–	(0.16)	(2.54)	14.78
11/30/2015	20.06	(0.21)	0.89	0.68	(3.26)	17.48
Class F
11/30/2019	22.33	(0.06)	4.96	4.90	(1.14)	26.09
11/30/2018	23.00	(0.08)	1.25	1.17	(1.84)	22.33
11/30/2017	19.54	(0.06)	4.10	4.04	(0.58)	23.00
11/30/2016	22.08	(0.04)	0.04	–	(2.54)	19.54
11/30/2015	24.29	(0.07)	1.12	1.05	(3.26)	22.08
Class F3
11/30/2019	24.53	(0.02)	5.49	5.47	(1.14)	28.86
11/30/2018	25.05	(0.04)	1.36	1.32	(1.84)	24.53
4/4/2017 to 11/30/2017(c)	21.60	–	3.45	3.45	–	25.05
Class I
11/30/2019	24.41	(0.04)	5.46	5.42	(1.14)	28.69
11/30/2018	24.95	(0.05)	1.35	1.30	(1.84)	24.41
11/30/2017	21.12	(0.06)	4.47	4.41	(0.58)	24.95
11/30/2016	23.63	(0.03)	0.06	0.03	(2.54)	21.12
11/30/2015	25.75	(0.05)	1.19	1.14	(3.26)	23.63
Class P
11/30/2019	20.90	(0.13)	4.61	4.48	(1.14)	24.24
11/30/2018	21.72	(0.15)	1.17	1.02	(1.84)	20.90
11/30/2017	18.54	(0.12)	3.88	3.76	(0.58)	21.72
11/30/2016	21.15	(0.11)	0.04	(0.07)	(2.54)	18.54
11/30/2015	23.48	(0.14)	1.07	0.93	(3.26)	21.15
Class R2
11/30/2019	20.39	(0.16)	4.48	4.32	(1.14)	23.57
11/30/2018	21.26	(0.18)	1.15	0.97	(1.84)	20.39
11/30/2017	18.19	(0.15)	3.80	3.65	(0.58)	21.26
11/30/2016	20.83	(0.13)	0.03	(0.10)	(2.54)	18.19
11/30/2015	23.20	(0.17)	1.06	0.89	(3.26)	20.83

38	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)		Total expenses (%)		Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

23.48		1.16		(0.39)	$385,588	27
5.41		1.18		(0.51)	333,638	55
21.17		1.26		(0.43)	348,028	73
0.37		1.29		(0.39)	356,816	117
4.78		1.28		(0.46)	409,626	97

22.58		1.91		(1.14)	26,860	27
4.61		1.93		(1.27)	26,130	55
20.28		2.00		(1.17)	42,858	73
(0.39)		2.03		(1.14)	50,084	117
4.00		2.02		(1.20)	61,670	97

23.69		1.01		(0.24)	23,271	27
5.53		1.03		(0.36)	20,840	55
21.36		1.11		(0.29)	21,021	73
0.52		1.14		(0.23)	22,020	117
4.95		1.13		(0.31)	21,956	97

23.90		0.86		(0.08)	7,986	27
5.73		0.85		(0.18)	6,804	55
15.97	(d)	0.87	(e)	0.01 (e)	6,105	73

23.81		0.91		(0.15)	374,814	27
5.67		0.91		(0.20)	373,708	55
21.47		1.03		(0.30)	5,258	73
0.62		1.04		(0.14)	94,899	117
5.07		1.03		(0.19)	101,063	97

23.23		1.36		(0.58)	3,286	27
5.19		1.38		(0.71)	2,789	55
20.94		1.46		(0.62)	2,642	73
0.17		1.49		(0.59)	2,517	117
4.56		1.48		(0.66)	3,998	97

23.13		1.51		(0.75)	748	27
5.00		1.53		(0.87)	865	55
20.73		1.60		(0.78)	1,415	73
0.01		1.64		(0.74)	1,012	117
4.42		1.63		(0.80)	941	97

See Notes to Financial Statements.	39

Financial Highlights (concluded)

GROWTH OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
Class R3
11/30/2019	$20.81	$(0.14)	$4.58	$4.44	$(1.14)	$24.11
11/30/2018	21.64	(0.16)	1.17	1.01	(1.84)	20.81
11/30/2017	18.49	(0.13)	3.86	3.73	(0.58)	21.64
11/30/2016	21.11	(0.11)	0.03	(0.08)	(2.54)	18.49
11/30/2015	23.44	(0.15)	1.08	0.93	(3.26)	21.11
Class R4
11/30/2019	21.46	(0.09)	4.74	4.65	(1.14)	24.97
11/30/2018	22.21	(0.11)	1.20	1.09	(1.84)	21.46
11/30/2017	18.91	(0.08)	3.96	3.88	(0.58)	22.21
11/30/2016	21.48	(0.02)	(0.01)	(0.03)	(2.54)	18.91
6/30/2015 to 11/30/2015(f)	22.27	(0.04)	(0.75)	(0.79)	–	21.48
Class R5
11/30/2019	24.43	(0.04)	5.46	5.42	(1.14)	28.71
11/30/2018	24.97	(0.06)	1.36	1.30	(1.84)	24.43
11/30/2017	21.13	(0.04)	4.46	4.42	(0.58)	24.97
11/30/2016	23.64	(0.02)	0.05	0.03	(2.54)	21.13
6/30/2015 to 11/30/2015(f)	24.48	(0.02)	(0.82)	(0.84)	–	23.64
Class R6
11/30/2019	24.53	(0.03)	5.50	5.47	(1.14)	28.86
11/30/2018	25.05	(0.07)	1.39	1.32	(1.84)	24.53
11/30/2017	21.18	–	4.45	4.45	(0.58)	25.05
11/30/2016	23.65	0.01	0.06	0.07	(2.54)	21.18
6/30/2015 to 11/30/2015(f)	24.48	(0.01)	(0.82)	(0.83)	–	23.65

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.

40	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:

Total return(b) (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

23.18		1.41		(0.64)		$15,908	27
5.15		1.43		(0.76)		17,397	55
20.83		1.49		(0.67)		20,300	73
0.12		1.53		(0.63)		24,927	117
4.56		1.52		(0.71)		28,251	97

23.48		1.16		(0.40)		1,022	27
5.41		1.18		(0.51)		896	55
21.17		1.23		(0.40)		1,036	73
0.37		1.27		(0.12)		107	117
(3.55	)(d)	1.25	(e)	(0.49	)(e)	10	97

23.79		0.91		(0.14)		89	27
5.67		0.93		(0.26)		71	55
21.51		0.99		(0.17)		67	73
0.63		1.00		(0.11)		10	117
(3.43	)(d)	1.00	(e)	(0.24	)(e)	10	97

23.86		0.86		(0.11)		7,181	27
5.73		0.86		(0.30)		9,218	55
21.60		0.87		(0.01)		66,144	73
0.81		0.86		0.04		52	117
(3.39	)(d)	0.86	(e)	(0.10	)(e)	10	97

See Notes to Financial Statements.	41

Financial Highlights

SMALL CAP VALUE FUND

		Per Share Operating Performance:
		Investment operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2019	$20.46	$0.04	$0.04		$0.08	$–	$(3.06)	$(3.06)
11/30/2018	23.63	(0.07)	(0.17)		(0.24)	–	(2.93)	(2.93)
11/30/2017	24.64	(0.01)	2.11		2.10	–	(3.11)	(3.11)
11/30/2016	27.17	(0.02)	2.55		2.53	–	(5.06)	(5.06)
11/30/2015	33.61	(0.04)	1.33		1.29	–	(7.73)	(7.73)
Class C
11/30/2019	11.50	(0.04)	(0.17	)(i)	(0.21)	–	(3.06)	(3.06)
11/30/2018	14.67	(0.13)	(0.11)		(0.24)	–	(2.93)	(2.93)
11/30/2017	16.55	(0.11)	1.34		1.23	–	(3.11)	(3.11)
11/30/2016	20.13	(0.13)	1.61		1.48	–	(5.06)	(5.06)
11/30/2015	27.04	(0.18)	1.00		0.82	– (c)	(7.73)	(7.73)
Class F
11/30/2019	20.61	0.06	0.05		0.11	–	(3.06)	(3.06)
11/30/2018	23.75	(0.04)	(0.17)		(0.21)	–	(2.93)	(2.93)
11/30/2017	24.72	0.02	2.12		2.14	–	(3.11)	(3.11)
11/30/2016	27.20	0.01	2.57		2.58	–	(5.06)	(5.06)
11/30/2015	33.66	– (c)	1.33		1.33	(0.06)	(7.73)	(7.79)
Class F3
11/30/2019	24.39	0.12	0.13		0.25	–	(3.06)	(3.06)
11/30/2018	27.54	– (c)	(0.19)		(0.19)	(0.03)	(2.93)	(2.96)
4/4/2017 to 11/30/2017(e)	25.41	0.05	2.08		2.13	–	–	–
Class I
11/30/2019	24.28	0.10	0.13		0.23	–	(3.06)	(3.06)
11/30/2018	27.44	(0.02)	(0.19)		(0.21)	(0.02)	(2.93)	(2.95)
11/30/2017	28.06	0.05	2.44		2.49	–	(3.11)	(3.11)
11/30/2016	30.13	0.03	2.96		2.99	–	(5.06)	(5.06)
11/30/2015	36.46	0.03	1.47		1.50	(0.10)	(7.73)	(7.83)
Class P
11/30/2019	19.42	0.01	0.01		0.02	–	(3.06)	(3.06)
11/30/2018	22.61	(0.11)	(0.15)		(0.26)	–	(2.93)	(2.93)
11/30/2017	23.75	(0.05)	2.02		1.97	–	(3.11)	(3.11)
11/30/2016	26.43	(0.07)	2.45		2.38	–	(5.06)	(5.06)
11/30/2015	32.95	(0.10)	1.31		1.21	–	(7.73)	(7.73)
Class R2
11/30/2019	19.21	(0.01)	–	(c)	(0.01)	–	(3.06)	(3.06)
11/30/2018	22.43	(0.14)	(0.15)		(0.29)	–	(2.93)	(2.93)
11/30/2017	23.62	(0.09)	2.01		1.92	–	(3.11)	(3.11)
11/30/2016	26.33	(0.09)	2.44		2.35	–	(5.06)	(5.06)
11/30/2015	32.90	(0.14)	1.30		1.16	–	(7.73)	(7.73)

42	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses (%)		Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$17.48	2.56	1.20		0.25	$267,864	95
20.46	(0.97)	1.18		(0.33)	327,333	42
23.63	9.43	1.18		(0.05)	385,542	56
24.64	13.14	1.21		(0.11)	416,989	44
27.17	4.76	1.21		(0.15)	456,843	44

8.23	1.81	1.95		(0.50)	9,231	95
11.50	(1.70)	1.93		(1.08)	11,331	42
14.67	8.64	1.93		(0.76)	25,985	56
16.55	12.32	1.96		(0.86)	33,269	44
20.13	3.97	1.96		(0.91)	35,312	44

17.66	2.70	1.05		0.35	10,522	95
20.61	(0.81)	1.03		(0.18)	21,981	42
23.75	9.58	1.03		0.09	23,759	56
24.72	13.35	1.06		0.04	35,213	44
27.20	4.90	1.06		(0.01)	24,246	44

21.58	2.88	0.86		0.59	29,679	95
24.39	(0.62)	0.84		– (d)	33,319	42
27.54	8.38 (f)	0.84	(g)	0.30 (g)	32,548	56

21.45	2.85	0.95		0.50	411,532	95
24.28	(0.72)	0.92		(0.08)	466,928	42
27.44	9.70	0.93		0.19	621,900	56
28.06	13.43	0.96		0.14	679,954	44
30.13	5.01	0.96		0.09	736,890	44

16.38	2.41	1.40		0.05	20,819	95
19.42	(1.17)	1.38		(0.54)	25,895	42
22.61	9.21	1.38		(0.26)	35,174	56
23.75	12.90	1.42		(0.31)	46,606	44
26.43	4.57	1.42		(0.36)	58,957	44

16.14	2.25	1.55		(0.09)	603	95
19.21	(1.33)	1.53		(0.68)	656	42
22.43	9.03	1.53		(0.41)	682	56
23.62	12.81	1.57		(0.42)	381	44
26.33	4.38	1.56		(0.55)	288	44

See Notes to Financial Statements.	43

Financial Highlights (concluded)

SMALL CAP VALUE FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2019	$19.50	$– (c)	$0.02	$0.02	$–	$(3.06)	$(3.06)
11/30/2018	22.70	(0.11)	(0.16)	(0.27)	–	(2.93)	(2.93)
11/30/2017	23.84	(0.06)	2.03	1.97	–	(3.11)	(3.11)
11/30/2016	26.51	(0.07)	2.46	2.39	–	(5.06)	(5.06)
11/30/2015	33.04	(0.10)	1.30	1.20	–	(7.73)	(7.73)
Class R4
11/30/2019	20.47	0.05	0.03	0.08	–	(3.06)	(3.06)
11/30/2018	23.64	(0.07)	(0.17)	(0.24)	–	(2.93)	(2.93)
11/30/2017	24.65	(0.02)	2.12	2.10	–	(3.11)	(3.11)
11/30/2016	27.17	(0.05)	2.59	2.54	–	(5.06)	(5.06)
6/30/2015 to 11/30/2015(h)	27.41	(0.03)	(0.21)	(0.24)	–	–	–
Class R5
11/30/2019	24.31	0.13	0.09	0.22	–	(3.06)	(3.06)
11/30/2018	27.47	(0.03)	(0.17)	(0.20)	(0.03)	(2.93)	(2.96)
11/30/2017	28.08	0.03	2.47	2.50	–	(3.11)	(3.11)
11/30/2016	30.14	0.04	2.96	3.00	–	(5.06)	(5.06)
6/30/2015 to 11/30/2015(h)	30.37	– (c)	(0.23)	(0.23)	–	–	–
Class R6
11/30/2019	24.38	0.11	0.14	0.25	–	(3.06)	(3.06)
11/30/2018	27.53	– (c)	(0.19)	(0.19)	(0.03)	(2.93)	(2.96)
11/30/2017	28.12	0.07	2.45	2.52	–	(3.11)	(3.11)
11/30/2016	30.15	0.07	2.96	3.03	–	(5.06)	(5.06)
6/30/2015 to 11/30/2015(h)	30.37	0.01	(0.23)	(0.22)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Amount is less than 0.01%.
(e)	Commenced on April 4, 2017.
(f)	Not annualized.
(g)	Annualized.
(h)	Commenced on June 30, 2015.
(i)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the period ended November 30, 2019, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

44	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$16.46	2.33		1.45		0.01		$5,713	95
19.50	(1.16)		1.43		(0.54)		6,080	42
22.70	9.17		1.42		(0.29)		7,728	56
23.84	12.89		1.44		(0.33)		7,238	44
26.51	4.52		1.44		(0.39)		6,395	44

17.49	2.55		1.20		0.28		2,750	95
20.47	(0.96)		1.18		(0.33)		1,851	42
23.64	9.43		1.18		(0.08)		3,448	56
24.65	13.19		1.19		(0.20)		1,234	44
27.17	(0.88	)(f)	1.16	(g)	(0.23	)(g)	10	44

21.47	2.85		0.93		0.64		55	95
24.31	(0.74)		0.92		(0.10)		13	42
27.47	9.73		0.92		0.12		345	56
28.08	13.46		0.94		0.17		15	44
30.14	(0.76	)(f)	0.90	(g)	0.02	(g)	10	44

21.57	2.89		0.86		0.54		8,129	95
24.38	(0.62)		0.84		–	(d)	20,220	42
27.53	9.79		0.84		0.28		23,145	56
28.12	13.58		0.85		0.27		28,895	44
30.15	(0.72	)(f)	0.83	(g)	0.09	(g)	10	44

See Notes to Financial Statements.	45

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Research Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on April 6, 1992. The Company consists of the following three funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Calibrated Dividend Growth Fund (“Calibrated Dividend Growth Fund”), Lord Abbett Growth Opportunities Fund (“Growth Opportunities Fund”) and Lord Abbett Small-Cap Value Series (“Small Cap Value Fund”).

Calibrated Dividend Growth Fund’s investment objective is to seek current income and capital appreciation. Growth Opportunities Fund’s investment objective is capital appreciation. Small Cap Value Fund’s investment objective is long-term capital appreciation. Each Fund has eleven active classes of shares at November 30, 2019: Class A, C, F, F3, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Class C shares automatically convert into Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the tenth anniversary of the month on which the purchase order was accepted. The Funds’ Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Funds’ prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. Each Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange

Notes to Financial Statements (continued)

traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2016 through November 30, 2019. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain

Notes to Financial Statements (continued)

(loss) if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain on foreign currency related transactions in each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Futures Contracts–Each Fund may purchase and sell index futures contracts to manage cash, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by each Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Funds will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

Notes to Financial Statements (continued)

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of November 30, 2019 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee for Calibrated Dividend Growth Fund is based on the Fund’s average daily net assets at the following annual rates:

First $2 billion	.55%
Over $2 billion	.49%

The management fee for Growth Opportunities Fund is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.65%
Next $1 billion	.60%
Over $3 billion	.58%

The management fee for Small Cap Value Fund is based on the Fund’s average daily net assets at the following annual rates:

First $2 billion	.75%
Over $2 billion	.70%

For the fiscal year ended November 30, 2019, the effective management fee, net of waivers, was based on each Fund’s average daily net assets at the following annualized rates:

Net Effective
Management Fee
Calibrated Dividend Growth Fund	0.54%
Growth Opportunities Fund	0.75%
Small Cap Value Fund	0.75%

In addition, Lord Abbett provides certain administrative services to the Funds pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets.

Notes to Financial Statements (continued)

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class C	Class F(1)(2)	Class P	Class R2	Class R3	Class R4
Service	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	–	.75%	.10%	.20%	.35%	.25%	–

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The Class F Share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.
(2)	For the fiscal year ended November 30, 2019 and continuing through March 31, 2020, the Distributor has contractually agreed to waive Calibrated Dividend Growth Fund’s 0.10% Rule 12b-1 fee for Class F. This agreement may be terminated only by the Fund’s Board of Directors.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2019:

	Distributor Commissions	Dealers’ Concessions
Calibrated Dividend Growth Fund	$295,196	$1,703,856
Growth Opportunities Fund	50,097	275,121
Small Cap Value Fund	34,457	183,353

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2019:

	Class A	Class C
Calibrated Dividend Growth Fund	$10,100	$10,769
Growth Opportunities Fund	577	1,062
Small Cap Value Fund	1,929	449

Other Related Parties

As of November 30, 2019, the percentages of Growth Opportunities Fund’s and Small Cap Value Fund’s outstanding shares owned by each Fund of Funds were as follows:

Underlying Funds
Fund of Funds	Growth Opportunities Fund	Small Cap Value Fund
Alpha Strategy Fund	–	22.02%
Multi-Asset Balanced Opportunities Fund	32.22%	–
Multi-Asset Income Fund	7.64%	–

One Director and certain of the Funds’ officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly for Calibrated Dividend Growth Fund and annually for Growth Opportunities Fund and Small Cap Value Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and

Notes to Financial Statements (continued)

distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended November 30, 2019 and November 30, 2018 were as follows:

Calibrated Dividend Growth Fund			Growth Opportunities Fund
	Year Ended 11/30/2019	Year Ended 11/30/2018	Year Ended 11/30/2019	Year Ended 11/30/2018
Distributions paid from:
Ordinary income	$70,041,461	$114,861,886	$8,156,688	$10,054,491
Net long-term capital gains	118,733,710	71,418,951	31,351,508	32,746,855
Total distributions paid	$188,775,171	$186,280,837	$39,508,196	$42,801,346

	Small Cap Value Fund
	Year Ended 11/30/2019	Year Ended 11/30/2018
Distributions paid from:
Ordinary income	$7,597,559	$589,565
Net long-term capital gains	116,541,602	133,220,122
Total distributions paid	$124,139,161	$133,809,687

Subsequent to the Funds’ fiscal year ended November 30, 2019, distributions were paid on December 18, 2019 to shareholders of record on December 17, 2019. The approximate amounts were as follows:

	Ordinary Distributions	Net Short-Term Capital Gains	Net Long-Term Capital Gains
Calibrated Dividend Growth Fund	–	$1,453,000	$106,130,000
Growth Opportunities Fund	–	–	43,464,000
Small Cap Value Fund	2,989,000	–	113,166,000

As of November 30, 2019, the components of accumulated gains on a tax-basis were as follows:

	Calibrated Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
Undistributed ordinary income – net	$9,724,235	$–	$2,987,995
Undistributed long-term capital gains	106,123,359	43,463,848	113,165,682
Total undistributed earnings	115,847,594	43,463,848	116,153,677
Temporary differences	(283,682)	(1,156,502)	(285,858)
Unrealized gains – net	391,371,552	233,599,320	69,953,706
Total accumulated gains – net	$506,935,464	$275,906,666	$185,821,525

At each Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. Growth Opportunities Fund incurred and will elect to defer late-year ordinary losses during fiscal 2019 of $1,065,142.

Notes to Financial Statements (continued)

As of November 30, 2019, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Calibrated Dividend Growth Fund	Growth Opportunities Fund	Small Cap Value Fund
Tax cost	$2,125,331,080	$612,004,302	$698,601,787
Gross unrealized gain	427,025,958	260,999,841	98,678,447
Gross unrealized loss	(35,654,406)	(27,400,521)	(28,724,741)
Net unrealized security gain	$391,371,552	$233,599,320	$69,953,706

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of futures and wash sales.

Permanent items identified during the fiscal year ended November 30, 2019 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Total Distributable Earnings (Loss )	Paid-in Capital
Growth Opportunities Fund	$(4,046,702)	$4,046,702
Small Cap Value Fund	(13,201,370)	13,201,370

The permanent differences are attributable primarily to the tax treatment of certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2019 were as follows:

	Purchases	Sales
Calibrated Dividend Growth Fund	$1,214,607,720	$1,316,712,617
Growth Opportunities Fund	217,825,082	330,811,057
Small Cap Value Fund	759,585,224	902,489,180

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2019.

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the period ended November 30, 2019, the following Funds engaged in cross-trades:

Fund	Purchases	Sales	Gain/Loss
Calibrated Dividend Growth Fund	$6,067,192	$16,096,164	$2,422,524
Growth Opportunities Fund	–	18,184,407	699,136
Small Cap Value Fund	1,981,000	7,694,209	(439,251)

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Calibrated Dividend Growth Fund entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended November 30, 2019 (as described in note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the

Notes to Financial Statements (continued)

exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of November 30, 2019, the Fund had futures contracts with unrealized appreciation of $227,488. Amounts of $1,105,881 and $156,723 are included in the Statement of Operations related to futures contracts under the captions Net realized gain on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively. The average number of futures contracts throughout the period was 74.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Funds and the applicable counterparty:

		Calibrated Dividend Growth Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$4,236,022	$–	$4,236,022
Total	$4,236,022	$–	$4,236,022

	Net Amounts of	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$4,236,022	$–	$–	$(4,236,022)	$–
Total	$4,236,022	$–	$–	$(4,236,022)	$–

			Growth Opportunities Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$6,865,783	$–	$6,865,783
Total	$6,865,783	$–	$6,865,783

Notes to Financial Statements (continued)

Growth Opportunities Fund
	Net Amounts of	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$6,865,783	$–	$–	$(6,865,783)	$–
Total	$6,865,783	$–	$–	$(6,865,783)	$–

			Small Cap Value Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$1,584,212	$–	$1,584,212
Total	$1,584,212	$–	$1,584,212

	Net Amounts of	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$1,584,212	$–	$–	$(1,584,212)	$–
Total	$1,584,212	$–	$–	$(1,584,212)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of November 30, 2019.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each Fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statements of Operations and in Directors’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

For the period ended December 20, 2018, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.06 billion (the “Syndicated Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Participating Funds are

Notes to Financial Statements (continued)

subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period December 21, 2018 through August 7, 2019, the Participating Funds entered into a Syndicated Facility with various lenders for $1.1 billion whereas SSB participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 8, 2019, the Participating Funds entered into a Syndicated Facility with various lenders for $1.17 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended August 7, 2019, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund net assets.

Effective August 8, 2019, the Participating Funds entered into a Bilateral Facility with SSB for $330 million ($250 million committed and $80 million uncommitted). Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Facilities are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

For the fiscal year ended November 30, 2019, the Funds did not utilize the Facilities.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended November 30, 2019, The Funds did not participate as a borrower or lender in the Interfund Lending Program

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing. The value of the Funds’ investments will fluctuate in response to movements in the equity securities

Notes to Financial Statements (continued)

markets in general and to the changing prospects of individual companies and/or sectors in which the Funds invest.

Calibrated Dividend Growth Fund invests primarily in equity securities of large and mid-sized company stocks that have a history of growing their dividends, but there is no guarantee that a company will pay a dividend. Also, equity securities may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition. If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or similar strategies, even in a favorable market. Large and mid-sized company stocks each may perform differently than the market as a whole and other types of stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-sized company stocks may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Securities of mid-sized companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized companies may be less well-known and less widely held and trade less frequently and in more limited volume than the securities of large cap company stocks. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

Growth Opportunities Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a favorable market. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Due to the Fund’s investment exposure to American Depositary Receipts and foreign companies and emerging markets, the Fund may experience increased market, liquidity, currency, political, information, and other risks. As compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Small Cap Value Fund has particular risks associated with small company value stocks. Small company value stocks may perform differently than the market as a whole and other types of stocks, such as large company stocks or growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, small cap company stocks may be more volatile and less liquid than large cap company stocks, especially over the short term. The securities of small companies may be less well-known and less widely held and trade less frequently and in more limited volume than the securities of large cap company stocks. Small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. Also, if the Fund’s assessment of a company’s value or prospects for

Notes to Financial Statements (continued)

exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

These factors can affect each Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

		Year Ended		Year Ended
Calibrated Dividend Growth Fund	November 30, 2019		November 30, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	13,265,950	$198,198,665	9,564,783	$148,269,160
Converted from Class B*	–	–	41,382	640,360
Converted from Class C**	1,113,778	17,297,915	2,374,618	35,951,239
Reinvestment of distributions	9,147,008	126,629,997	8,003,118	123,083,883
Shares reacquired	(21,119,867)	(316,406,189)	(19,451,024)	(301,099,074)
Increase	2,406,869	$25,720,388	532,877	$6,845,568

Class B Shares
Shares sold	–	$–	97	$1,486
Reinvestment of distributions	–	–	8,492	129,500
Shares reacquired	–	–	(103,069)	(1,592,684)
Converted to Class A*	–	–	(41,656)	(640,360)
Decrease	–	$–	(136,136)	$(2,102,058)

Class C Shares
Shares sold	2,154,758	$31,384,476	1,895,073	$29,074,479
Reinvestment of distributions	1,155,376	15,642,010	1,224,896	18,582,786
Shares reacquired	(3,582,649)	(52,607,279)	(4,263,692)	(64,936,886)
Converted to Class A**	(1,130,097)	(17,297,915)	(2,408,079)	(35,951,239)
Decrease	(1,402,612)	$(22,878,708)	(3,551,802)	$(53,230,860)

Class F Shares
Shares sold	7,819,311	$118,138,746	4,928,487	$76,783,071
Reinvestment of distributions	1,142,528	15,851,735	998,965	15,362,516
Shares reacquired	(6,169,310)	(91,736,443)	(5,749,088)	(88,577,607)
Increase	2,792,529	$42,254,038	178,364	$3,567,980

Class F3 Shares
Shares sold	2,438,430	$37,587,629	3,299,250	$51,617,144
Reinvestment of distributions	1,098,016	15,450,243	896,358	13,954,493
Shares reacquired	(3,005,386)	(46,256,348)	(3,090,657)	(48,475,625)
Increase	531,060	$6,781,524	1,104,951	$17,096,012

Class I Shares
Shares sold	652,609	$10,022,276	693,453	$10,788,500
Reinvestment of distributions	236,493	3,310,251	212,647	3,301,777
Shares reacquired	(987,600)	(14,864,681)	(853,756)	(13,336,426)
Increase (decrease)	(98,498)	$(1,532,154)	52,344	$753,851

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Calibrated Dividend Growth Fund	November 30, 2019		November 30, 2018
Class P Shares	Shares	Amount	Shares	Amount
Shares sold	19,513	$309,655	7,262	$112,972
Reinvestment of distributions	8,400	116,116	8,497	131,367
Shares reacquired	(63,943)	(953,522)	(20,543)	(317,028)
Decrease	(36,030)	$(527,751)	(4,784)	$(72,689)

Class R2 Shares
Shares sold	8,714	$131,325	15,101	$237,870
Reinvestment of distributions	6,593	91,668	5,154	79,990
Shares reacquired	(31,868)	(484,204)	(21,942)	(344,941)
Decrease	(16,561)	$(261,211)	(1,687)	$(27,081)

Class R3 Shares
Shares sold	131,270	$1,975,761	151,488	$2,326,640
Reinvestment of distributions	96,058	1,318,002	101,583	1,554,078
Shares reacquired	(321,304)	(4,673,031)	(485,532)	(7,508,595)
Decrease	(93,976)	$(1,379,268)	(232,461)	$(3,627,877)

Class R4 Shares
Shares sold	101,345	$1,496,275	178,316	$2,824,470
Reinvestment of distributions	12,949	179,880	8,801	135,280
Shares reacquired	(53,131)	(808,074)	(45,503)	(701,194)
Increase	61,163	$868,081	141,614	$2,258,556

Class R5 Shares
Shares sold	15,788	$244,153	2,845	$44,524
Reinvestment of distributions	1,372	19,225	1,045	16,214
Shares reacquired	(16,325)	(255,566)	(510)	(7,860)
Increase	835	$7,812	3,380	$52,878

Class R6 Shares
Shares sold	143,955	$2,198,074	150,613	$2,387,419
Reinvestment of distributions	22,483	316,755	25,105	390,501
Shares reacquired	(94,534)	(1,439,057)	(265,217)	(4,207,467)
Increase (decrease)	71,904	$1,075,772	(89,499)	$(1,429,547)

Class T Shares(a)
Reinvestment of distributions	–	$–	52	$797
Shares reacquired	–	–	(726)	(11,215)
Decrease	–	$–	(674)	$(10,418)

		Year Ended		Year Ended
Growth Opportunities Fund	November 30, 2019		November 30, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,441,334	$31,844,210	1,117,733	$23,744,866
Converted from Class B*	–	–	19,551	413,459
Converted from Class C**	84,683	1,928,758	595,880	12,758,686
Reinvestment of distributions	912,312	16,969,000	1,352,643	27,391,072
Shares reacquired	(2,546,474)	(56,209,914)	(3,208,919)	(68,644,074)
Decrease	(108,145)	$(5,467,946)	(123,112)	$(4,335,991)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Growth Opportunities Fund	November 30, 2019		November 30, 2018
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	–	$–	627	$9,532
Reinvestment of distributions	–	–	5,113	77,461
Shares reacquired	–	–	(26,901)	(419,189)
Converted to Class A*	–	–	(26,052)	(413,459)
Decrease	–	$–	(47,213)	$(745,655)

Class C Shares
Shares sold	311,257	$4,698,466	210,656	$3,357,443
Reinvestment of distributions	132,290	1,787,234	293,555	4,444,397
Shares reacquired	(475,328)	(7,575,270)	(573,755)	(9,117,339)
Converted to Class A**	(117,080)	(1,928,758)	(799,528)	(12,758,686)
Decrease	(148,861)	$(3,018,328)	(869,072)	$(14,074,185)

Class F Shares
Shares sold	218,306	$5,138,976	294,901	$6,576,505
Reinvestment of distributions	50,756	984,663	70,550	1,484,368
Shares reacquired	(310,292)	(7,003,254)	(345,995)	(7,632,722)
Increase (decrease)	(41,230)	$(879,615)	19,456	$428,151

Class F3 Shares
Shares sold	67,826	$1,776,429	87,083	$2,105,485
Reinvestment of distributions	14,609	313,063	19,636	453,200
Shares reacquired	(83,059)	(2,125,037)	(73,131)	(1,773,062)
Increase (decrease)	(624)	$(35,545)	33,588	$785,623

Class I Shares
Shares sold	2,495,874	$65,138,657	16,083,365	$387,364,241
Reinvestment of distributions	802,630	17,104,054	17,657	405,765
Shares reacquired	(5,543,677)	(143,674,473)	(1,002,090)	(25,027,130)
Increase (decrease)	(2,245,173)	$(61,431,762)	15,098,932	$362,742,876

Class P Shares
Shares sold	34,169	$755,915	35,038	$736,937
Reinvestment of distributions	8,270	149,527	11,343	224,141
Shares reacquired	(40,299)	(864,756)	(34,584)	(712,645)
Increase	2,140	$40,686	11,797	$248,433

Class R2 Shares
Shares sold	8,872	$179,594	20,702	$418,663
Reinvestment of distributions	1,851	32,602	2,441	47,109
Shares reacquired	(21,417)	(454,426)	(47,280)	(969,066)
Decrease	(10,694)	$(242,230)	(24,137)	$(503,294)

Class R3 Shares
Shares sold	93,356	$2,020,611	173,747	$3,656,647
Reinvestment of distributions	51,923	934,613	89,679	1,765,770
Shares reacquired	(321,521)	(6,910,891)	(365,422)	(7,604,134)
Decrease	(176,242)	$(3,955,667)	(101,996)	$(2,181,717)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Growth Opportunities Fund	November 30, 2019		November 30, 2018
Class R4 Shares	Shares	Amount	Shares	Amount
Shares sold	17,504	$400,483	28,961	$611,931
Reinvestment of distributions	2,442	45,424	3,002	60,800
Shares reacquired	(20,766)	(479,311)	(36,871)	(798,431)
Decrease	(820)	$(33,404)	(4,908)	$(125,700)

Class R5 Shares
Shares sold	70	$1,755	70	$1,706
Reinvestment of distributions	155	3,310	216	4,974
Shares reacquired	(35)	(904)	(84)	(2,072)
Increase	190	$4,161	202	$4,608

Class R6 Shares
Shares sold	59,784	$1,597,805	90,571	$2,203,729
Reinvestment of distributions	12,582	269,624	197,134	4,549,855
Shares reacquired	(199,297)	(4,812,716)	(2,552,875)	(61,554,025)
Decrease	(126,931)	$(2,945,287)	(2,265,170)	$(54,800,441)

		Year Ended		Year Ended
Small Cap Value Fund	November 30, 2019		November 30, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,872,830	$30,449,408	1,907,096	$40,459,499
Converted from Class B*	–	–	7,278	154,543
Converted from Class C**	20,815	347,602	530,941	11,294,936
Reinvestment of distributions	2,835,361	43,352,661	2,122,813	43,199,241
Shares reacquired	(5,403,532)	(90,867,447)	(4,888,357)	(102,744,350)
Decrease	(674,526)	$(16,717,776)	(320,229)	$(7,636,131)

Class B Shares
Shares sold	–	$–	595	$6,998
Reinvestment of distributions	–	–	2,677	30,735
Shares reacquired	–	–	(1,244)	(7,559)
Converted to Class A*	–	–	(12,635)	(154,543)
Decrease	–	$–	(10,607)	$(124,369)

Class C Shares
Shares sold	194,085	$1,489,452	249,312	$3,021,075
Reinvestment of distributions	396,674	2,875,880	431,544	4,971,382
Shares reacquired	(410,144)	(3,198,475)	(525,877)	(6,289,010)
Converted to Class A**	(44,009)	(347,602)	(941,107)	(11,294,936)
Increase (decrease)	136,606	$819,255	(786,128)	$(9,591,489)

Class F Shares
Shares sold	254,965	$4,279,563	445,655	$9,620,419
Reinvestment of distributions	117,876	1,818,819	86,039	1,760,362
Shares reacquired	(843,596)	(14,088,571)	(465,642)	(9,888,209)
Increase (decrease)	(470,755)	$(7,990,189)	66,052	$1,492,572

Class F3 Shares
Shares sold	318,431	$6,545,913	472,047	$11,872,217
Reinvestment of distributions	217,669	4,096,535	145,769	3,523,248
Shares reacquired	(527,165)	(10,950,316)	(433,525)	(10,995,865)
Increase (decrease)	8,935	$(307,868)	184,291	$4,399,600

Notes to Financial Statements (concluded)

		Year Ended		Year Ended
Small Cap Value Fund	November 30, 2019		November 30, 2018
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	1,207,504	$24,818,399	1,488,324	$37,748,638
Reinvestment of distributions	3,059,039	57,265,207	2,716,431	65,411,652
Shares reacquired	(4,313,649)	(87,640,851)	(7,632,482)	(199,694,714)
Decrease	(47,106)	$(5,557,245)	(3,427,727)	$(96,534,424)

Class P Shares
Shares sold	119,222	$1,867,060	136,528	$2,781,696
Reinvestment of distributions	280,453	4,024,498	233,430	4,514,543
Shares reacquired	(462,062)	(7,275,449)	(591,755)	(12,043,520)
Decrease	(62,387)	$(1,383,891)	(221,797)	$(4,747,281)

Class R2 Shares
Shares sold	16,534	$250,082	7,849	$153,888
Reinvestment of distributions	5,341	75,630	2,941	56,344
Shares reacquired	(18,679)	(289,601)	(7,054)	(137,879)
Increase	3,196	$36,111	3,736	$72,353

Class R3 Shares
Shares sold	40,700	$644,215	54,627	$1,112,392
Reinvestment of distributions	66,178	954,955	50,531	981,827
Shares reacquired	(71,500)	(1,134,977)	(133,808)	(2,725,526)
Increase (decrease)	35,378	$464,193	(28,650)	$(631,307)

Class R4 Shares
Shares sold	85,350	$1,369,430	34,336	$729,957
Reinvestment of distributions	16,872	258,148	21,145	430,311
Shares reacquired	(35,377)	(599,075)	(110,947)	(2,250,893)
Increase (decrease)	66,845	$1,028,503	(55,466)	$(1,090,625)

Class R5 Shares
Shares sold	1,939	$40,248	343	$8,522
Reinvestment of distributions	90	1,680	1,542	37,155
Shares reacquired	(2)	(43)	(13,907)	(365,788)
Increase (decrease)	2,027	$41,885	(12,022)	$(320,111)

Class R6 Shares
Shares sold	177,734	$3,592,546	88,285	$2,223,254
Reinvestment of distributions	92,024	1,730,963	70,138	1,695,236
Shares reacquired	(722,250)	(14,084,587)	(169,793)	(4,319,875)
Decrease	(452,492)	$(8,761,078)	(11,370)	$(401,385)

*	Automatic conversion of Class B shares occurred on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Class B shares were closed on April 25, 2018.
**	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the tenth anniversary of the day on which the purchase order was accepted.
(a)	Closed on July 24, 2018.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Research Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lord Abbett Research Fund, Inc. (the “Company”) comprising the Lord Abbett Calibrated Dividend Growth Fund, Lord Abbett Growth Opportunities Fund, and Lord Abbett Small-Cap Value Series, including the schedules of investments as of November 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Lord Abbett Research Fund, Inc. as of November 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
January 17, 2020

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of each Fund was held on August 26, 2019. The joint special meeting was held for the purpose of electing members of each Fund’s Board of Directors. Shareholders elected the following ten (10) Directors at the joint special meeting:

•	Eric C. Fast
•	Evelyn E. Guernsey
•	Julie A. Hill
•	Kathleen M. Lutito
•	James M. McTaggart
•	Charles O. Prince
•	Karla M. Rabusch
•	Mark A. Schmid
•	Douglas B. Sieg
•	James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Research Fund, Inc.

Nominee Votes	Votes For	Votes Withheld
Eric C. Fast	189,135,484.980	7,341,863.062
Evelyn E. Guernsey	189,500,061.281	6,977,286.761
Julie A. Hill	189,251,320.257	7,226,027.785
Kathleen M. Lutito	189,567,090.773	6,910,257.269
James M. McTaggart	189,200,041.825	7,277,306.217
Charles O. Prince	189,237,648.457	7,239,699.585
Karla M. Rabusch	189,284,681.018	7,192,667.024
Mark A. Schmid	189,760,099.253	6,717,248.789
Douglas B. Sieg	189,640,712.594	6,836,635.448
James L.L. Tullis	188,821,219.478	7,656,128.564

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is each Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Mr. Sieg is director/trustee of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: None. Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Director since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc.

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008-2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine, Inc. (since 2018), and electroCore, Inc. (since 2018).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Fund Treasury and Tax, joined Lord Abbett in 2003.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

Householding

The Company has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Calibrated Dividend Growth Fund	91%	93%
Growth Opportunities Fund	58%	59%
Small Cap Value Fund	94%	100%

Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2019, the following amounts represent short-term capital gains and long-term capital gains:

Fund Name	Short-term Capital Gains	Long-term Capital Gains
Calibrated Dividend Growth Fund	$36,181,505	$117,089,445
Growth Opportunities Fund	8,159,867	31,348,329
Small Cap Value Fund	7,600,191	116,538,970

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This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Research Fund, Inc. Lord Abbett Calibrated Dividend Growth Fund Lord Abbett Growth Opportunities Fund Lord Abbett Small-Cap Value Series	LARF-2 (01/20)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended November 30, 2019 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended November 30, 2019 and 2018 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2019	2018
Audit Fees {a}	$127,400	$123,800
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	127,400	123,800

Tax Fees {b}	16,337	25,839
All Other Fees	- 0 -	- 0 -

Total Fees	$143,737	$149,639

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended November 30, 2019 and 2018 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended November 30, 2019 and 2018 were:

	Fiscal year ended:
	2019	2018
All Other Fees {a}	$215,383	$200,339

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended November 30, 2019 and 2018 were:

	Fiscal year ended:
	2019		2018
All Other Fees	$	- 0 -	$	- 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT RESEARCH FUND, inc.

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: January 17, 2020

By:	/s/Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: January 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: January 17, 2020

By:	/s/Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: January 17, 2020